YEARLY RENEWABLE TERM
                              REINSURANCE AGREEMENT

                           EFFECTIVE AS OF JUNE 1, 1998

                                     BETWEEN

                           USAA LIFE INSURANCE COMPANY
                                       OF
                               SAN ANTONIO, TEXAS,

                   REFERRED TO IN THIS AGREEMENT AS "USAA," AND

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                       OF
                              FORT WAYNE, INDIANA,

                   REFERRED TO IN THIS AGREEMENT AS "LINCOLN."

                                 INSPECTED BY         E/G
                                               ------------------

                                 DATE                9/1/98
                                               ------------------

                                 DOC              981056SL.AGM
                                               ------------------

                                 CCN/AGMT. NO.     2904 / 24
                                               ------------------

                            TABLE OF CONTENTS

Reinsurance Coverage                                            1
Automatic Reinsurance                                           1
Facultative Reinsurance                                         2
Continuations                                                   3
Terms of Reinsurance                                            4
Payments by USAA                                                5
Payments by Lincoln                                             5
Reinsurance Administration                                      6
Settlement of Claims                                            6
Reinstatements                                                  7
Reductions in Insurance                                         8
Increases in Policy Net Amount at Risk                          8
Changes in Retention                                            8
Assignment of Reinsurance                                       9
Material Changes                                               10
Errors                                                         10
Audits of Records and Procedures                               10
Arbitration                                                    10
Insolvency of USAA                                             11
Offset                                                         11
Parties to the Agreement                                       12
Commencement and Termination                                   12
Entire Agreement                                               13
Deferred Acquisition Cost Tax Election                         13
Definitions                                                    13
Execution                                                      16

     LIFE BENEFITS SCHEDULE                                    17
     ADMINISTRATION SCHEDULE                                   19
     PREMIUM SCHEDULE                                          22
     ARBITRATION SCHEDULE                                      24
     ACCIDENTAL DEATH BENEFIT ADDENDUM                         26
     INCREASING POLICY ADDENDUM                                28

REINSURANCE COVERAGE         A.    USAA agrees to cede, and Lincoln agrees to
                                   accept, reinsurance of the Policies specified in the Life Benefits Schedule. (The term
                                   "Policies" and certain other terms used in this Agreement are defined in the "Definitions" article.)
                             B.    The death benefits provided by the Policies
                                   are reinsured. Supplemental benefits are reinsured if and as specified in applicable
                                   Addenda.
                             C.    USAA agrees to either
                                      (1)  cede reinsurance of a Policy to
                                           Lincoln as Automatic Reinsurance;
                                      (2)  submit the Policy to Lincoln for
                                           consideration as Facultative
                                           Reinsurance; or
                                      (3)  cede reinsurance of a Policy as a
                                           Continuation.

AUTOMATIC REINSURANCE        A.    USAA agrees to cede the Reinsurance Amount of
                                   a Policy as Automatic Reinsurance if the following conditions are met:
                                      (1)  It retains its Retention on the
                                           insured life when the Policy is
                                           issued;
                                      (2)  It underwrites and issues the Policy
                                           in accordance with its normal
                                           individual life insurance
                                           underwriting rules and practices
                                           previously disclosed to Lincoln;
                                      (3)  The sum of (a) and (b) does not
                                           exceed the sum of its Retention and
                                           the Automatic Limit, where
                                               (a)  equals the amount of
                                                    individual life insurance
                                                    issued by USAA then in force
                                                    on the insured life, or in
                                                    the case of individual life
                                                    insurance with increasing
                                                    death benefits, the Ultimate
                                                    Amount of such policies; and
                                               (b)  equals the amount of life
                                                    insurance currently being
                                                    applied for from USAA, or in
                                                    the case of individual life
                                                    insurance with increasing
                                                    death benefits, the Ultimate
                                                    Amount;
                                      (4)  The sum of (a) and (b) does not
                                           exceed the Participation Limit, where
                                               (a)  equals the amount of
                                                    individual life insurance
                                                    then in force on the insured
                                                    life in all companies, or in
                                                    the case of individual life
                                                    insurance with increasing
                                                    death

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                                                    benefits, the Ultimate
                                                    Amount of such policies; and
                                               (b)  equals the amount currently
                                                    applied for on the insured
                                                    life from all companies, or
                                                    in the case of individual
                                                    life insurance with
                                                    increasing death benefits,
                                                    the Ultimate Amounts;
                                      (5)  It has not submitted a facultative
                                           application to Lincoln or any other
                                           insurance or reinsurance company for
                                           reinsurance of the current
                                           application; and
                                      (6)  The Policy is not a Continuation.
                             B. Policies issued pursuant to any special underwriting program adopted by USAA may be ceded as Automatic Reinsurance only with Lincoln's consent to reinsure such Policies.
                             C. A Policy shall not be ceded as Automatic Reinsurance if the Reinsurance Amount of the Policy is less than the minimum cession amount specified in the Administration Schedule.

FACULTATIVE REINSURANCE      A.    USAA agrees to submit Policies not satisfying
                                   the conditions for Automatic Reinsurance, and Policies which it does not wish to cede as Automatic Reinsurance, for consideration by
                                   Lincoln as Facultative Reinsurance. USAA may also submit for consideration as Facultative
                                   Reinsurance any individual life insurance issued on a Policy form that is not specified in the Life Benefits Schedule provided reinsurance terms and conditions are established and agreed upon by means of the Facultative Reinsurance application process.
                             B.    An application for Facultative Reinsurance
                                   shall be made in the manner set forth in the Administration Schedule. Copies of all information which USAA has pertaining to the insurability of the proposed insured, including written summaries of any such information which cannot be copied, shall accompany the application.
                             C.    Upon receipt of an application, Lincoln
                                   agrees to promptly examine the underwriting information and communicate
                                      (1)  an offer to reinsure the Policy as
                                           applied for;
                                      (2)  an offer to reinsure the Policy other
                                           than as applied for;

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                                      (3)  an offer to reinsure the Policy
                                           subject to the satisfaction of
                                           additional underwriting requirements;
                                      (4)  a request for additional underwriting
                                           information; or
                                      (5)  its unwillingness to make an offer to
                                           reinsure the Policy.
                             D.    To accept an offer to reinsure made by
                                   Lincoln, USAA agrees to
                                      (1)  satisfy any conditions stated in the
                                           offer to reinsure; and
                                      (2)  follow the procedure for placing
                                           reinsurance into effect as specified
                                           in the Administration Schedule.
                             E. USAA agrees to inform Lincoln immediately of any additional information pertaining to the insurability of a proposed insured which is brought to USAA's attention before the completion of the procedures for accepting Lincoln's offer to reinsure. Upon its receipt of such information, Lincoln may withdraw or modify its earlier offer to reinsure.
                             F. The terms of an offer to reinsure shall supercede the terms of this Agreement to the extent of any conflicts between the parties. Otherwise, reinsurance of a Policy ceded as Facultative Reinsurance shall be in accordance with the terms of this Agreement.

CONTINUATIONS                A.    If USAA issues a Continuation of a Policy
                                   within its normal continuation rules and practices, it agrees to reinsure the Continuation with Lincoln. Reinsurance shall continue
                                      (1)  under the reinsurance agreement
                                           between USAA and Lincoln which
                                           provides reinsurance of the Policy
                                           form of the Continuation; or
                                      (2)  under this Agreement if there is no
                                           such agreement.
                             B.    A Policy which is a Continuation of a Policy
                                   that was not previously reinsured with
                                   Lincoln may only be reinsured under this Agreement with the written consent of Lincoln and the original reinsurer.
                             C.    If the original Policy was ceded to Lincoln
                                   as Facultative Reinsurance and USAA approves an increase in the face amount of the Continuation based upon receipt of any new information pertaining to the insurability of the proposed insured, USAA agrees to submit the Continuation to

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                                   Lincoln for consideration as Facultative
                                   Reinsurance. In such case, Lincoln shall only be bound to reinsure the Continuation in accordance with its offer to reinsure the Continuation.
                             D. Reinsurance at issue of the Continuation shall not exceed the Reinsured Net Amount at Risk of the original Policy immediately prior to the issuance of the Continuation.
                             E.    Premiums payable for reinsurance of a
                                   Continuation shall be calculated using the rate schedule applicable to the Policy form of the Continuation as specified in the Premium Schedule. If there is no rate schedule applicable to the Policy form of the Continuation, reinsurance premiums shall be payable using the rate schedule applicable to the original Policy.
                             F. If the Continuation results in a change in the life status of the insured risk from a single-insured plan to a joint- or multiple-insured plan, Lincoln must consent to the Continuation.

TERMS OF REINSURANCE         A.    The plan of reinsurance shall be yearly
                                   renewable term reinsurance of the Reinsured
                                   Net Amount at Risk of a Policy.
                             B.    Reinsurance of a Policy shall commence on the
                                   Policy date, except
                                      (1)  in the case of Facultative
                                           Reinsurance, reinsurance shall
                                           commence on the Policy date only if
                                           Lincoln's offer to reinsure is the
                                           best offer of reinsurance received by
                                           USAA as determined by USAA's
                                           published reinsurance placement rules
                                           in effect as of such date; and
                                      (2)  if a premium receipt is issued by
                                           USAA in connection with an
                                           application for the Policy,
                                           reinsurance shall commence prior to
                                           the Policy date only if and as
                                           specified in a Premium Receipt
                                           Addendum.
                             C.    USAA agrees not to use Lincoln's name in
                                   connection with the sale of the Policies.
                             D.    In no event shall reinsurance under this
                                   Agreement be in force with respect to a
                                   Policy unless the issuance and delivery of the Policy is in compliance with the laws of all applicable jurisdictions and USAA's corporate charter.
                             E.    USAA agrees to maintain reinsurance of a
                                   Policy in force in accordance with the terms of this Agreement for as long as its Policy remains in force.

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PAYMENTS BY USAA             A.    USAA agrees to pay Lincoln premiums for
                                   reinsurance of a Policy equal to the
                                   appropriate rate specified in the Premium
                                   Schedule times the Reinsured Net Amount at
                                   Risk of the Policy.
                             B.    The Premium Schedule specifies other
                                   monetary amounts which USAA agrees to take into account when calculating the amount due Lincoln.
                             C. Reinsurance premiums shall be due and payable as specified in the Administration Schedule.
                             D. The payment of reinsurance premiums shall be a condition precedent to the liability of Lincoln under this Agreement. If reinsurance premiums are not paid when due, Lincoln may give USAA thirty (30) days' written notice of its intent to terminate reinsurance because of USAA's failure to pay reinsurance premiums. Reinsurance of all Policies having reinsurance premiums in arrears shall terminate as of the date to which reinsurance premiums had previously been paid unless all premiums in arrears are paid before the end of the thirty (30) day notice period. If reinsurance on any Policy terminates because of USAA's failure to pay reinsurance premiums, reinsurance of Policies with premiums subsequently becoming due shall automatically terminate as of the date on which new reinsurance premiums become due.
                             E. So that Lincoln need not maintain deficiency reserves in connection with reinsurance premiums payable pursuant to this Agreement, the premium rates specified in the Premium Schedule shall only be guaranteed for one (1) Policy year. Nevertheless, Lincoln shall anticipate continuing to accept reinsurance on the basis of such rates for all Policies originally ceded pursuant to such rates.

PAYMENTS BY LINCOLN          A.    Lincoln agrees to pay USAA the Reinsured Net
                                   Amount at Risk of any claim paid by USAA pursuant to a Policy in accordance with the "Settlement of Claims" article.
                             B.    Lincoln agrees to pay the Claims Ratio of any
                                   expenses incurred in connection with Policy claims except as set forth in the "Settlement of Claims" article.
                             C.    The Premium Schedule specifies other monetary
                                   amounts that Lincoln agrees to pay USAA
                                   pursuant to this Agreement.

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REINSURANCE ADMINISTRATION         The methods for placing reinsurance into
                                   effect, for paying reinsurance premiums, and for notifying Lincoln of Policy lapses, reinstatements, reductions, Continuations, increases in the Reinsured Net Amount at Risk; and of other changes affecting reinsurance shall be specified in the Administration Schedule.

SETTLEMENT OF CLAIMS         A.    USAA agrees to give Lincoln prompt written
                                   notice of its receipt of any claim on a
                                   Policy and to keep Lincoln informed of any legal proceedings or settlement negotiations in connection with a claim. Copies of written materials relating to such claim, legal proceedings or negotiation shall be furnished to Lincoln upon request.
                             B.    USAA's obligation to provide notice of a
                                   claim on a Policy shall not be construed as a condition precedent to Lincoln's obligation to pay the claim. USAA's failure to provide notice shall be considered a breach of a promise which may entitle Lincoln to damages.
                             C.    USAA agrees to act in accord with its
                                   standard practices applicable to all claims in enforcing the terms and conditions of the Policies and with respect to the administration, negotiation, payment, denial or settlement of any claim or legal proceeding.
                             D.    Lincoln agrees to accept the good faith
                                   decision of USAA in payment or settlement of any claim for which Lincoln has received the required notice. Lincoln agrees to pay
                                   USAA the Reinsured Net Amount at Risk on which reinsurance premiums have been computed upon receiving proper evidence that USAA has paid a Policy claim. Payment of the Reinsured
                                   Net Amount at Risk on account of death shall be made in one (1) lump sum.
                             E.    Lincoln's liability shall include
                                   indemnification of the Claims Ratio of any expenses incurred by USAA in defending or investigating a Policy claim with the exception of
                                      (1)  salaries of employees or other
                                           internal expenses of USAA;
                                      (2)  routine investigative or
                                           administrative expenses;
                                      (3)  expenses incurred in connection with
                                           a dispute arising out of conflicting
                                           claims of entitlement to proceeds of
                                           a Policy that USAA admits are
                                           payable;
                                      (4)  any gratuitous payments made by USAA;
                                           and
                                      (5)  any punitive damages awarded against
                                           USAA, and expenses incurred in
                                           connection with such

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                                           damages, that are based on the acts
                                           or omissions of USAA or its agents.
                             F. Lincoln agrees to hold USAA harmless from certain expenses and liabilities that result from Lincoln's own acts or omissions as provided in this article. For this purpose, Lincoln agrees to indemnify USAA for Lincoln's equitable share of those punitive and exemplary damages awarded against USAA, and expenses incurred in connection with a claim for such damages, if
                                      (1)  Lincoln actively participated in the
                                           acts or omissions, including the
                                           decision to deny a claim for Policy
                                           benefits; and
                                      (2)  those acts or omissions serve as a
                                           material basis for the punitive or
                                           exemplary damages.
                                   Lincoln's equitable share shall be determined by an assessment of Lincoln's participation in the particular case.
                             G. If USAA should contest or compromise any claim and the amount of USAA's liability is thereby reduced, Lincoln's liability shall be reduced by the Claims Ratio of the reduction.
                             H. If USAA should recover monies from any third party in connection with or arising out of any Policy, USAA agrees to pay Lincoln the Claims Ratio of the recovery.
                             I. If the amount of insurance provided by a Policy is increased or reduced because of a misstatement of age or sex, Lincoln's liability shall be increased or reduced by the Claims Ratio of the amount of the increase or reduction.
                             J. If USAA pays interest on a claim, Lincoln agrees to pay the interest on the Reinsured Net Amount at Risk computed at the same rate and for the same period as that paid by USAA, but in no event later than the date the claim is finally adjudicated by USAA.
                             K. If USAA is required to pay penalties and interest imposed automatically by statute, Lincoln shall indemnify USAA for the Claims Ratio of such penalties and interest.

REINSTATEMENTS               A.    If USAA reinstates a lapsed Policy in
                                   accordance with the terms of the Policy and USAA's underwriting rules and practices,
                                   Lincoln agrees to reinstate reinsurance of the Policy automatically unless Lincoln's offer to reinsure the Policy specifies that reinsurance of the Policy may only be reinstated as Facultative Reinsurance.
                             B.    If USAA collects premiums in arrears from the
                                   policy-holder of a reinstated Policy, it
                                   agrees to pay Lincoln all corresponding
                                   reinsurance premiums in arrears in

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                                   connection with the reinstatement, plus
                                   Lincoln's Proportionate Share of any interest received by USAA in connection with the reinstatement.

REDUCTIONS IN INSURANCE            If individual life insurance on a life
                                   reinsured under this Agreement terminates, the Reinsurance Amount shall be reduced as specified in the Administration Schedule.

INCREASES IN POLICY NET      A.    If the Policy Net Amount at Risk on a Policy
AMOUNT AT RISK                     increases and the increase is subject to
                                   USAA's underwriting approval, the Reinsured
                                   Net Amount at Risk of the Policy shall only increase if the conditions of either the "Automatic Reinsurance" or "Facultative
                                   Reinsurance" articles are satisfied.
                             B.    If the Policy Net Amount at Risk on a Policy
                                   increases causing the Reinsured Net Amount at Risk to exceed the Reinsurance Amount, and the increase is not subject to USAA's underwriting approval, Lincoln agrees to accept a portion of such increases only if and as specified in a Increasing Policy
                                   Addendum.

CHANGES IN RETENTION         A.    If USAA increases its Retention on new
                                   Policies, it agrees to notify Lincoln in writing within sixty (60) days of such increase. The notice shall specify the new
                                   Retention and the effective date thereof.
                             B.    Whenever USAA increases its Retention on new
                                   Policies, it also agrees to indicate in its notice whether it wishes to
                                      (1)  continue its previous Retention on in
                                           force Policies; or
                                      (2)  increase its Retention on in force
                                           Policies and recapture reinsurance.
                                   If USAA elects (2), USAA's new Retention on an in force Policy shall be calculated using the insured's age, mortality class, Policy form and country of residence at issue of the Policy.
                             C.    If USAA elects to increase its Retention on
                                   in force Policies pursuant to paragraph B, its new Retention for such Policies shall become effective on the later of
                                      (1)  the reinsurance renewal date of the
                                           Policy first following the effective
                                           date of its new Retention for new
                                           Policies; and
                                      (2)  the Policy anniversary date specified
                                           in the Administration Schedule.

                                   If USAA fails to initiate recapture of
                                   reinsurance within one hundred eighty (180) days of when the first of its Policies becomes eligible for recapture, its election to recapture reinsurance shall be considered waived.
                             D. If an in force Policy is subject to a waiver of premium claim on the date the Policy qualifies for a new Retention, the new Retention shall nonetheless become effective on such date for purposes of life reinsurance.
                             E. USAA may only elect to increase its Retention on in force Policies if
                                      (1)  it maintained a Retention greater
                                           than zero dollars ($0) at the time
                                           the Policy was issued and retained
                                           its Retention at such time;
                                      (2)  it increases its Retention on all
                                           eligible in force Policies; and
                                      (3)  it retains the insurance recaptured
                                           from Lincoln at its own risk without
                                           benefit of any proportional or
                                           nonproportional reinsurance other
                                           than catastrophe accident
                                           reinsurance.
                             F.    Notwithstanding the preceding,
                                      (1)  the recapture of the Reinsurance
                                           Amount shall be limited to Lincoln's
                                           portion of all reinsurance ceded by
                                           USAA on the Policy; and
                                      (2)  if USAA gives notice of its intent to
                                           increase its Retention on in force
                                           Policies within five (5) years
                                           following a merger with another
                                           insurance company or the date it
                                           accepts the Policies by means of an
                                           assignment, the new Retention
                                           applicable to such Policies shall be
                                           limited to one hundred fifty percent
                                           (150%) of the original reinsured's
                                           pre-merger or pre-assignment
                                           Retention.
                             G. For purposes of this article, Continuations shall be considered issued on the issue date of the original Policy.

ASSIGNMENT OF REINSURANCE          If USAA sells, assumption reinsures or
                                   otherwise transfers the Policies to another insurer, it agrees to require that the other insurer assume all rights and obligations of USAA under this Agreement. Lincoln may object to any such transfer that would result in a material adverse economic impact to Lincoln.
                                   If Lincoln so objects, USAA and Lincoln agree to mutually calculate a termination charge that shall be paid by USAA to Lincoln upon the transfer and this Agreement shall be terminated with respect to all Policies transferred by USAA.

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MATERIAL CHANGES             A.    USAA agrees to notify Lincoln in writing of
                                   any anticipated Material Change in any terms or conditions of the Policies, in USAA's underwriting rules and practices applicable to the Policies or in USAA's claims practices and procedures.
                             B. In the event of a Material Change to the Policies, to USAA's underwriting rules and practices or to its claims practices and procedures, Lincoln may at its option
                                      (1)  continue to reinsure the Policies
                                           under current terms;
                                      (2)  reinsure Policies under modified
                                           terms to reflect the Material Change;
                                           or
                                      (3)  consider future Policies as issued in
                                           a Policy form that is not reinsured
                                           under this Agreement.

ERRORS                       A.    Any Error by either USAA or Lincoln in the
                                   administration of reinsurance under this
                                   Agreement shall be corrected by restoring both USAA and Lincoln to the positions they would have occupied had no Error occurred.
                                   Any monetary adjustments made between USAA and Lincoln to correct an Error shall be without interest.
                             B.    When a party claims that an Error should be
                                   corrected pursuant to paragraph A, that party agrees to investigate whether other instances of the Error have also occurred and agrees to report its findings to the other party.

AUDITS OF RECORDS            A.    Lincoln or USAA may audit, at any reasonable
AND PROCEDURES                     time and at its own expense, all records and
                                   procedures relating to reinsurance under this Agreement. The party being audited agrees to cooperate in the audit, including providing any information requested by the other in advance of the audit.
                             B.    Upon request, USAA agrees to furnish Lincoln
                                   with copies of any underwriting information in USAA's files pertaining to a Policy.

ARBITRATION                  A.    If USAA and Lincoln cannot mutually resolve a
                                   dispute that arises out of or relates to this Agreement, the dispute shall be decided through arbitration as specified in the Arbitration Schedule. The arbitrators shall base their decision on the terms and conditions of this Agreement plus, as necessary, on the customs and practices of the insurance and reinsurance industry rather than solely on a strict interpretation of applicable law. There shall be no appeal from their decision, except that either party may

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                                   petition a court having jurisdiction over the
                                   parties and the subject matter to reduce the arbitrators' decision to judgement.
                             B.    The parties intend this article to be
                                   enforceable in accordance with the Federal
                                   Arbitration Act (9 U.S.C. [Sec][Sec]1 et seq.), including any amendments to that Act which are subsequently adopted. If either party refuses to submit to arbitration as required by paragraph A, the other party may request a United States Federal District
                                   Court to compel arbitration in accordance with the Federal Arbitration Act. Both parties consent to the jurisdiction of such court to enforce this article and to confirm and enforce the performance of any award of the arbitrators.

INSOLVENCY OF USAA           A.    In the event of the insolvency of USAA and
                                   the appointment of a conservator, liquidator or statutory successor of USAA, reinsurance shall be payable to such conservator, liquidator or statutory successor on the basis of claims allowed against USAA by any court of competent jurisdiction or by the conservator, liquidator or statutory successor of USAA without diminution because of the insolvency of USAA or because such conservator, liquidator or statutory successor has failed to pay all or a portion of any claims.
                             B.    In the event of the insolvency of USAA, the
                                   conservator, liquidator or other statutory successor of USAA agrees to give Lincoln written notice of the pendency of a claim on a Policy within a reasonable time after such claim is filed in the insolvency proceeding.
                                   During the pendency of any such claim,
                                   Lincoln may investigate the claim and
                                   interpose in the proceeding where such claim is to be adjudicated in the name of USAA
                                   (its conservator, liquidator or statutory successor), but at its own expense, any defense or defenses which Lincoln may deem available to USAA or its conservator, liquidator or statutory successor.
                             C.    A percentage (calculated as one (1) minus the
                                   Claims Ratio) of the expense thus incurred by Lincoln shall be charged, subject to court approval, against USAA as part of the expense of liquidation.

OFFSET Any debts or credits, matured or unmatured, liquidated or unliquidated, regardless of when they arose or were incurred, in favor of or against either USAA or Lincoln with respect to this Agreement or any other reinsurance agreement between the parties, shall be offset and only the balance allowed or paid. If either USAA or Lincoln is then under formal insolvency proceedings, this right of offset shall be subject to the laws of the state exercising primary jurisdiction over such proceedings.

PARTIES TO THE AGREEMENT           This is an Agreement for indemnity
                                   reinsurance solely between USAA and Lincoln.
                                   The acceptance of reinsurance under this Agreement shall not create any right or legal relation whatever between Lincoln and an insured, policyholder, beneficiary or any other party to or under any Policy.

COMMENCEMENT AND             A.    This Agreement shall be effective as of the
TERMINATION                        date set forth on the cover page, except that
                                   USAA may issue a Policy dated as much as six
                                   (6) months prior to the Effective Date in order to save age of the applicant.
                             B.    Either USAA or Lincoln may terminate this
                                   Agreement for new reinsurance by giving
                                   ninety (90) days' written notice to the other party. In such case, USAA agrees to continue to cede, and Lincoln agrees to continue to accept, reinsurance in accordance with this Agreement of Policies issued prior to the expiration of the ninety (90) day period. All reinsurance that has been placed in effect prior to such date shall remain in effect in accordance with the terms of this Agreement, until the earlier of
                                      (1)  the termination or expiration of the
                                           Policy; and
                                      (2)  the termination of this Agreement
                                           pursuant to paragraphs C or D below.
                             C.    Reinsurance of a Policy shall terminate as of
                                   the reinsurance premium renewal date on which the Reinsured Net Amount at Risk for such Policy is less than the automatic termination amount specified in the Administration
                                   Schedule, provided the reinsurance has been in force for the period specified in the Administration Schedule.
                             D.    Lincoln may terminate all reinsurance under
                                   this Agreement in accordance with paragraph D of the "Payments by USAA" article if USAA fails to pay reinsurance premiums when due.

ENTIRE AGREEMENT             A.    This Agreement represents the entire
                                   agreement between USAA and Lincoln and
                                   supercedes any prior oral or written
                                   agreements between the parties regarding its subject matter.
                             B.    No modification of this Agreement shall be
                                   effective unless set forth in a written
                                   amendment executed by both parties.
                             C.    A waiver of a right created by this Agreement
                                   shall constitute a waiver only with respect to the particular circumstance for which it is given and not a waiver in any future circumstance.

DEFERRED ACQUISITION         A.    Lincoln and USAA each acknowledge that it is
COST TAX ELECTION                  subject to taxation under Subchapter "L" of
                                   the Internal Revenue Code of 1986 (the
                                   "Code").
                             B.    With respect to this Agreement, Lincoln and
                                   USAA agree to the following pursuant to
                                   Section 1.848-2(g)(8) of the Income Tax
                                   Regulations issued December 1992, whereby:
                                      (1)  Each party agrees to attach a
                                           schedule to its federal income tax
                                           return which identifies this
                                           Agreement for which the joint
                                           election under the Regulation has
                                           been made;
                                      (2)  The party with net positive
                                           consideration, as defined in the
                                           Regulation promulgated under Code
                                           Section 848, for this Agreement for
                                           each taxable year, agrees to
                                           capitalize specified Policy
                                           acquisition expenses with respect to
                                           this Agreement without regard to the
                                           general deductions limitation of
                                           Section 848(c)(l);
                                      (3)  Each party agrees to exchange
                                           information pertaining to the amount
                                           of net consideration under this
                                           Agreement each year to ensure
                                           consistency; and
                                      (4)  This election shall be effective for
                                           the year that this Agreement was
                                           entered into and for all subsequent
                                           years that this Agreement remains in
                                           effect.

DEFINITIONS                  A.    AUTOMATIC LIMIT - the amount specified in the
                                   Life Benefits Schedule used to calculate the maximum Reinsurance Amount that may be ceded as Automatic Reinsurance.
                             B.    AUTOMATIC REINSURANCE - reinsurance
                                   satisfying certain conditions relating to the reinsurance as specified in the Agreement that is ceded to Lincoln without obtaining a specific offer to reinsure from Lincoln.

                             C. CLAIMS RATIO - the Reinsured Net Amount at Risk on which reinsurance premiums have been computed divided by the Policy Net Amount at Risk calculated as of the date of the last premium payment.
                             D. CONTINUATION - a new Policy replacing a Policy or a change in an existing Policy issued or made either
                                      (1)  in compliance with the terms of the
                                           Policy; or
                                      (2)  without
                                               (a)  the same new underwriting
                                                    information USAA would
                                                    obtain in the absence of the
                                                    Policy;
                                               (b)  a suicide exclusion or
                                                    contestable period as long
                                                    as those contained in other
                                                    new issues of Policies; or
                                               (c)  the payment of the same
                                                    commissions in the first
                                                    year that USAA would have
                                                    paid in the absence of the
                                                    original Policy.
                             E. EFFECTIVE DATE - the date specified on the cover page on which this Agreement becomes binding on USAA and Lincoln.
                             F. ERROR - any isolated deviation from the terms of this Agreement resulting from the act or omission of an employee of either USAA or Lincoln whose principal function relates to the administration of reinsurance, whether such deviation results from inadvertence or a mistake in judgment. "Error" shall not include any failure to comply with the terms of an offer of Facultative Reinsurance or any negligent or deliberate deviation from the terms of this Agreement.
                             G. FACULTATIVE REINSURANCE - reinsurance that is ceded to Lincoln only after USAA has obtained and accepted a specific offer to reinsure made by Lincoln. Such reinsurance may be ceded to Lincoln only upon the terms specified by Lincoln in its offer to reinsure and the terms of this Agreement that do not conflict with the specific offer to reinsure.
                             H.    LINCOLN'S PROPORTIONATE SHARE - the
                                   Reinsurance Amount divided by the death
                                   benefit of a Policy as of the date of. issue or as of the date of a subsequent change to the Policy that affects the Reinsurance Amount.
                             I. MATERIAL CHANGE - a change that a prudent insurance or reinsurance executive would consider as likely to impact upon a party's financial experience under this Agreement.

                             J. PARTICIPATION LIMIT - the amount specified in the Life Benefits Schedule used as a condition for ceding Automatic Reinsurance.
                             K.    POLICY - an individual life insurance
                                   contract issued by USAA on any of the Policy forms specified in the Life Benefits Schedule. A "Policy" shall include any attached riders and endorsements specified in the Life Benefits Schedule or any Addendum to this Agreement.
                             L.    POLICY NET AMOUNT AT RISK - on the
                                   reinsurance premium renewal date, the death benefit of a Policy less either the terminal reserve or, in the case of interest sensitive Policies, the accumulation account or cash value on the Policy, such difference taken to the nearest dollar. The terminal reserve or cash value shall be disregarded if a Policy is on either a level term plan of twenty years or less or on a decreasing term plan. The basis for determining the Policy Net Amount at Risk may be modified with the consent of both USAA and Lincoln without the need for a formal amendment of this Agreement.
                             M. REINSURANCE AMOUNT - the Policy death benefit at issue less any accumulative value, if applicable, less the Retention on the Policy times the percentage of Automatic Reinsurance ceded to Lincoln as specified in the Life Benefits Schedule. For Facultative Reinsurance, the "Reinsurance Amount" is that amount of the Policy death benefit at issue for which USAA accepts Lincoln's offer to reinsure.
                             N. REINSURED NET AMOUNT AT RISK - Lincoln's Proportionate Share times the Policy Net Amount at Risk.
                             O. RETENTION - the amount specified in the Life Benefits Schedule that is held by USAA at its own risk on a life without the benefit of proportional reinsurance. In calculating the Retention, the sum retained by USAA on the life and in force as of the date of issue of the Policy shall be taken into account.
                             P. ULTIMATE AMOUNT - the projected maximum Policy Net Amount at Risk that a Policy could achieve based on reasonable assumptions made about the operation of certain characteristics of the Policy form.

EXECUTION                          USAA and Lincoln, by their respective
                                   officers, executed this Agreement in
                                   duplicate on the dates shown below. As of the
                                   Effective Date, this Agreement consists of
                                      O    this Yearly Renewable Term
                                           Reinsurance Agreement numbered 24;
                                      O    a Life Benefits Schedule;
                                      O    an Administration Schedule;
                                      O    a Premium Schedule;
                                      O    an Arbitration Schedule;
                                      O    an Accidental Death Benefit Addendum;
                                           and
                                      O    an Increasing Policy Addendum.

                               USAA LIFE INSURANCE COMPANY

                               Signed at   /s/ SAN ANTONIO, TX.
                                         ---------------------------------------

                               By         /s/
                                  ----------------------------------------------

                               Title      AVI ACTUARY
                                     -------------------------------------------

                               Date       12/7/98
                                    --------------------------------------------

                               By         /s/
                                  ----------------------------------------------

                               Title      VP
                                     -------------------------------------------

                               Date       12/7/98
                                    --------------------------------------------

                               THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                               Signed at Fort Wayne, Indiana

                               By         /s/
                                  ----------------------------------------------
                                                  Vice President

                               Date       September 1, 1998
                                    --------------------------------------------

                               By         /s/
                                  ----------------------------------------------
                                                 Assistant Secretary

                               Date       September 1, 1998
                                     -------------------------------------------

                             LIFE BENEFITS SCHEDULE
                         (Effective as of June 1, 1998)
                                       to
                               Agreement Number 24

POLICIES REINSURED: USAA agrees to cede reinsurance in the listed percentages of Policies issued on the following Policy forms with issue dates from and until the dates listed below to insureds having surnames beginning with the letters of the alphabet shown. Any Addenda referred to in the last column shall also be applicable to reinsurance of the Policy.

                        Percent of
                       Reinsurance       Policy Issue      Alpha   Applicable
   Policy Form       Ceded to Lincoln   Dates From/Until   Split    Addenda
   -----------       ----------------   ----------------   -----   ----------
Variable Universal
Life(VUL)                 10.00%          06-01-98/--       A-Z      ADB, IP

RETENTION: USAA agrees to hold ten percent (10%) of each Policy face amount not to exceed the Retention limit below at its own risk on a life without the benefit of proportional reinsurance. In calculating its Retention, amounts retained by USAA on other individual life insurance policies in force as of the issue date of the Policy shall be taken into account.

                               Non-Military Lives
                               ------------------

Ages                                                            Standard-Table P
----                                                            ----------------
All                                                                 $600,000

                                 Military Lives
                                 --------------

    Rank                                                    Standard-Substandard
    ----                                                    --------------------
  WO - 0-3                                                        $250,000
0-4 and Above                                                      350,000

Enlisted Military Personnel
     on Active Duty
---------------------------
All                 $50,000

AUTOMATIC LIMITS: To bind Automatic Reinsurance, the maximum amount of life insurance in force with USAA on a single life, or in the case of individual life insurance with increasing death benefits, the Ultimate Amounts, plus all amounts applied for from USAA on that life, or in the case of individual life insurance with increasing death benefits, the Ultimate Amounts, may not exceed the sum of the Retention on the life plus the following amounts.

                          Enlisted Military Personnel
                          ---------------------------

                           Standard-Table P                    Over Table P
                             Flat Extras                       Flat Extras
  Ages                        $0-$10.00                         $0-$10.00
  ----                     ----------------                    ------------
 0-75                          $200,000                            None
Over 75                          None                              None

                                All Other Plans
                                ---------------

                           Standard-Table P                     Over Table P
                             Flat Extras                        Flat Extras
  Ages                        $0-$10.00                          $0-$10.00
  ----                     ----------------                    ------------
  0-75                       $6,600,000                            None
Over 75                          None                              None

PARTICIPATION LIMITS: To bind Automatic Reinsurance, the sum of (1) the maximum amount of individual life insurance in force on the insured in all companies or, in the case of individual life insurance with increasing death benefits, the Ultimate Amounts, as of the Policy Date of a Policy and (2) the amount then being applied for by all companies, or in the case of individual life insurance with increasing death benefits, the Ultimate Amounts, on the insured, may not exceed the following amounts.

Ages                                                            Standard-Table P
----                                                            ----------------
0-75                                                               $25,000,000

                            ADMINISTRATION SCHEDULE
                         (Effective as of June 1, 1998)
                                       to
                              Agreement Number 24

TO PLACE REINSURANCE INTO EFFECT

(1) For Automatic Reinsurance: USAA agrees to cede Automatic Reinsurance of a Policy by including all required information about the Policy on the new business segment of the next self-administered statement submitted in accordance with the REPORTS section below following issuance of the Policy.

(2) For Facultative Reinsurance: USAA agrees to submit an application form for Facultative Reinsurance in substantial accord with the attached form. It agrees to allocate reinsurance in accordance with its published facultative placement rules among those reinsurers making facultative offers to reinsure a Policy. If according to such rules Lincoln's offer is the one USAA intends to accept, USAA shall cede Facultative Reinsurance of the Policy by including all required information about the Policy on the new business segment of the next self-administered statement submitted in accordance with the REPORTS section below within one hundred twenty (120) days from date of Lincoln's facultative offer or the date specified in Lincoln's approval of a written request from USAA to grant an extension to the facultative offer.

MINIMUM CESSION REQUIREMENT

USAA agrees not to cede any Policy as Automatic Reinsurance if the Reinsurance Amount of the Policy is less than twenty-five thousand dollars ($25,000).

REPORTS

Within thirty (30) days following the end of each month, USAA agrees to send Lincoln the following three (3) reports:

  (1) A BILLING STATEMENT containing Policy level detail in a form mutually acceptable to USAA and Lincoln. At a minimum, it shall contain the data elements specified in the attached Policy Detail Report. If the Policy contains supplemental benefits that are also reinsured, each segment of the Billing Statement shall include supplemental benefit detail.

      The Billing Statement shall be segmented as follows:
          o  NEW ISSUES and first-year premiums due for new reinsurance.
          o BALANCE OF FIRST-YEAR POLICIES (Policies previously reported as new issues) and corresponding balance of first-year reinsurance premiums due for the reporting period.
          o POLICIES WITH RENEWAL REINSURANCE PREMIUMS due during the reporting period.
          o POLICIES THAT HAVE UNDERGONE A CHANGE that affects reinsurance. Separate segments may be submitted for any change affecting reinsurance of a Policy, including
               >  reissues,
               >  reinstatements,
               >  terminations,
               >  reductions,
               >  changes in Retention,
               >  changes in mortality ratings,
               >  issuance of a Continuation, and
               >  increases or decreases in the Net Amount at Risk

  (2) A SUMMARY ACCOUNTING REPORT that summarizes all financial transactions during the reporting period. The report shall separately total life and supplemental benefits for the first year reinsurance premiums are due, shall total life and supplemental benefits for renewal reinsurance premiums due, and shall identify all adjustments therefrom.

  (3) A POLICY EXHIBIT REPORT in substantial accord with the attached form that indicates in force reinsurance as of the beginning of the reporting period, increases during the reporting period (new reinsurance, reinstatements, recoveries or other increases) and all decreases during the reporting period (terminations, reductions, surrenders, death claims or other decreases); and the resulting in force reinsurance as of the end of the reporting period.

USAA agrees to send Lincoln within ten (10) working days following each quarter-end a RESERVE REPORT in substantial accord with the attached form.

Lincoln may request a change in the reporting requirements in order to obtain data it reasonably needs to properly administer this Agreement or to prepare its financial statements.

REINSURANCE PREMIUMS DUE

Reinsurance premiums are payable annually in advance and are due with the reports submitted pursuant to the REPORTS section above.

INCREASE IN LIMIT OF RETENTION

If USAA elects to increase its Retention on in force Policies, the increased Retention may not become effective for a Policy until the Policy's tenth (10th) anniversary date.

REDUCTIONS IN INSURANCE

(1) For purposes of this section only, the term "Policy" shall refer to any life insurance issued by USAA on the insured person, whether or not reinsured with Lincoln.

(2) If life insurance retained by USAA on an insured person reduces because a Policy on that life lapses or reduces in accordance with the terms of a Policy, the Reinsurance Amount shall be reduced as of the effective date of the termination or reduction in insurance to restore, as far as possible, the Retention of USAA on the life.

(3) Reinsurance shall first be reduced on the specific Policy that was terminated or reduced. The balance, if any, of the reduction in the Reinsurance Amount shall be applied to reinsurance of other policies on the life beginning with the last Policy issued.

(4) Notwithstanding the preceding, the reduction of the Reinsurance Amount shall not exceed the amount of the reduction times Lincoln's share of the total reinsurance on the life prior to the reduction and shall not include any Policy ceded as Facultative Reinsurance on which, at the time of issue, USAA retained less than its Retention on the life.

AUTOMATIC TERMINATION

Reinsurance of a Policy shall continue regardless of the reduction of the amount of Reinsured Net Amount at Risk and reinsurance shall not automatically terminate as set forth in paragraph C of the "Commencement and Termination" article.

CLAIMS ADMINISTRATION

Claims shall be individually reported as incurred using a form in substantial accord with the attached form. USAA may take credit for unearned reinsurance premiums from the date of death to the next Policy paid to date on its next billing statement.

***___ Automatic   or  ___  Facultative             TRANSACTION TYPE_______     APPLICATION TO:
   ___ RPR         or  ___  Coinsurance                (See Reverse Side)
   ___ Medical     or  ___  Non-Medical                                         (R)[LOGO OF LINCOLN NATIONAL LIFE INSURANCE CO.]
                                                                                A part of LINCOLN NATIONAL CORPORATION

                                                              --------
                                                              STATE OF
---------------------------------------------------------------------------------------------------------------------------------
INSURED'S NAME                 SEX     BIRTHDATE       BIRTH      RESIDENCE      OCCUPATION          ISSUE AGE        AGE BASIS

---------------------------------------------------------------------------------------------------------------------------------
JOINT INSURED                  SEX     BIRTHDATE       BIRTH      RESIDENCE      OCCUPATION          ISSUE AGE        JOINT AGE

---------------------------------------------------------------------------------------------------------------------------------
ORIGINAL POLICY NO.      ISSUE DATE      DATE OF APP    SHORT TERM FROM        PLAN(S)            RATE BOOK ED      RESERVE BASIS

---------------------------------------------------------------------------------------------------------------------------------
EDING COMPANY >                                                                Check Reins. Prem. Type:   ____ SMOKER
                                                                               ___NON-SMOKER    ____AGGREGATE     ___OTHER PREF
---------------------------------------------------------------------------------------------------------------------------------

                                    LIFE
                          BASE PLAN      TERM RIDER        DIS            ADB                    Will Policy Contain:
PREVIOUS IN FORCE        $__________    $__________    $__________    $__________     ___ Aviation Exclusion Provision
PREVIOUS RETAINED        ___________    ___________    ___________    ___________     ___ Guaranteed Insurability Option
ISSUED THIS POLICY       ___________    ___________    ___________    ___________     ___ Increasing Insurance Rider
RETAINED THIS POLICY     ___________    ___________    ___________    ___________     ___ Term Insurance Dividend Option
RATING, IF SUBSTANDARD   ___________    ___________    ___________    ___________         (Is option limited to cash
                                                                                          value  ___ Yes    ___ No)
RElNSURED THIS CESSION   ___________    ___________    ___________    ___________     ___ Check if Applicant has withheld M1B
                                                                                          Authorization
================================================================================================================================

                        FACULTATIVE UNDERWRITING DATA

Underwriting Papers: Check Appropriate Column

                                              Data           Not
                               Attached    Outstanding    Obtainted
                               --------    -----------    ---------
Application                      ____         ____           ____
Examination                      ____         ____           ____
   HOS                           ____         ____           ____
   EKG (s)                       ____         ____           ____
   X-Ray                         ____         ____           ____
SMA - Blood Study                ____         ____           ____
   APS   Dr ____________         ____         ____           ____
         Dr ____________         ____         ____           ____
   IR                            ____         ____           ____
Questionnaires                   ____         ____           ____
Financial Data                   ____         ____           ____
Other           (describe) ________________________________________

-------------------------------------------------------------------

Reason for submitting Facultatively:

___ Over Automatic Limit         ___ Medical Reasons

___ Financial Reasons            ___ Other Non-Medical

    Describe: _____________________________________________________

Has money been accepted with the Application?   ____ Yes   ____ No

Is risk being submitted to other Reinsurers?    ____ Yes   ____ No

Other companion cases also submitted:

-------------------------------------------------------------------
Remarks:

TE: Unless otherwise stated, LNL's offer to reinsure is valid for 120 days from date of facultative underwriting action.

                                    Underwriter ___________________
                                           Date ___________________

                                  INSTRUCTIONS

            1. Submit Part 1 when making Facultative Application.
            2. Submit Part 2 when making Formal Cession of Reinsurance to
               Lincoln National (new business or amended cession) or withdrawing Facultative Application.
            3. Retain Part 3 for your records.
            4. On RPR cases, please furnish the Disability Premium per unit on
               Parts 2 & 3 in the remarks area.

                     TRANSACTION TYPE CODES AND DEFINITIONS

NEW COVERAGE

CODE    LITERAL                    DEFINITION

 NB - New Business     New issues, on which the underwriting is within the
                       ceding company's requirements as per published guidelines.

 SU - New Business     New Issues for which the ceding company has a program to
      with Special     use modified underwriting requirements (e.g., a Special
      Underwriting     Replacement Program).

CONTINUATION OF COVERAGE - A "continuation" of a policy is a new policy replacing a policy is issued earlier by the client ("original policy") or a change in an existing policy issued or made either:

     (a) in compliance with the terms of the original policy (such as a conversion of a term policy or the use of first-year rates for a re-entry term product)

                                       OR

     (b) without the same new underwriting information the client would obtain in the absence of the original policy, without a suicide exclusion or contestable period as long as those contained in new issues by the client, or without the payment of the same first-year commissions payable in the absence of the original policy.

CODE    LITERAL                    DEFINITION

 EX - Exchange         A policy which-is replacing a policy previously issued by
                       the ceding company and for which the company does not obtain Full Evidence of Insurability requirements as per published underwriting guidelines it would obtain in the absence of the replaced policy. (Indicate effective date in remarks area).

 CN - Conversion       A newly issued policy based on a contractual provision
                       contained in the previous policy with limited or no evidence of insurability. (Indicate effective date and other pertinent data in the remarks area).

 RT - RE-Entry Term    A contractual privilege which allows the insured to
                       present evidence of insurability to obtain a new first year premium at his then attained age (based on same plan of insurance originally issued.)

 OR - Other Reissues   All other reissues not considered to be exchanges,
                       conversions, or re-entries (e.g., reduction in amount, rating reduction, return to first-year premium, adding or terminating benefits, etc.). (Indicate effective date and other pertinent data in the remarks areas).

 OT - Other            MUST explain in remarks area.

                              POLICY DETAIL REPORT

                              ______________, 19___

For each Policy show:

o   Client Policy Number
o   Effective Date of Tape or Statement
o   Automatic/Facultative Indicator
o   Name
    -- Last Name
    -- First Name
    -- Middle Initial
o   Gender
o   Date of Birth
o   Smoker Indicator
o   Original Plan Code
o   Issue Age
o   Table Rating
o   Flat EXTRA 1 Premium
o   Length of Flat EXTRA 1 (YR)
o   Flat EXTRA 2 Premium
o   Length of Flat EXTRA 2 (YR)
o   Current Amount Reinsured
o   Issue Month/Day/Century/Year
o   Termination Date
o   Reinstate Date
o   Coverage Face
o   Direct Face Issued
o   Life Standard Premium
o   Life Substandard Premium
o   Gross Flat EXTRA 1 Premium
o   Gross Flat EXTRA 2 Premium
o   W.P. Premium
o   ADB Premium
o   Policy Fee
o   Dividend
o   Life Standard Allowance
o   Life Substandard Allowance
o   Gross Flat EXTRA 1 Allowance
o   Gross Flat EXTRA 2 Allowance
o   W.P. Allowance
o   ADB Allowance
ADDITIONAL DATA ITEMS (not required)
o   Par/Nonpar Indicator
o   State of Residency
o   Type of Evidence
o   Underwriting Indicator
o   Social Security Number
o   Coverage Sequence Number
o   Account Number
o   COX/MCX/RPR
o   ER/NR
o   Age Basis
o   Gross Premium
o   Allowance
o   Tax Interest Rate
o   Status Code
o   Years From Issue to Conversion
o   Reinsurance Premium Mode
o   Retention Indicator
o   Retention Amount
o   Cash Value
o   First Year/Renewal Indicator
SPECIAL PRODUCTS (only required if applicable)
o   Joint Insured Name
    -- Joint Last Name
    -- Joint First Name
    -- Joint Middle Initial
o   Term Additions Indicator
o   Accelerated Benefit Indicator
o   Purchase Options

                                 Policy Exhibit

                              ______________, 19___

                            Risk Premium Reinsurance

---------------------------------Current Period---------------------------------

                                                  Number              Amount of
                                                of Policies          Reinsurance
                                                -----------          -----------
In-force Beg. of Period
Issues-Automatic
Issues-Facultative
Cancellations (NTO's)
Reinstates from Cancels
Other Increases
(Include other reinstatements)
   Total Increases
Deaths
Recaptures
Expiries & Maturities
Lapses & Surrenders
Other Decreases in Coverage
   Total Decreases
In-force End of Period

----------------------------------Year-to-Date----------------------------------

                                                  Number              Amount of
                                                of Policies          Reinsurance
                                                -----------          -----------
In-force Beg. of Year
Issues-Automatic
Issues-Facultative
Cancellations (NTO's)
Reinstates from Cancels
Other Increases
(Include other reinstatements)
   Total Increases
Deaths
Recaptures
Expiries & Maturities
Lapses & Surrenders
Other Decreases in Coverage
   Total Decreases
In-force Year-to-Date

                           Quarterly Reserve Report

             Mean Reserves as of End of __________ Quarter, 19___

                           Risk Premium Reinsurance

         Life                                    ___________________

         Accidental Death Benefits               ___________________

         Waiver of Premium                       ___________________

         Mortality Table                         ___________________

         Rate of Interest                        ___________________

(R)[LOGO OF LINCOLN    FRAUD STATEMENT REQUIRED    This form should be completed
NATIONAL REINSURANCE]  BY SOME STATES              and forwarded to: Individual
A part of LINCOLN                                  Life Reinsurance Claims
NATIONAL CORPORATION   Any person who knowingly    Administration Lincoln
                       and with intent to defraud  National Life Reinsurance
                       any insurance company or    Company
                       other person files a        P.O. Box 207
                       statement of claim          Fort Wayne, IN 46801
                       containing any materially   (219)455-2506
                       false information, or       Fax:(219)455-2738
                       conceals for the purpose
                       of misleading, information
                       concerning any fact
                       material thereto, commits
                       a fraudulent insurance
                       act, which is a crime.

REINSURANCE DEATH CLAIM FORM

================================================================================

   1. TO GIVE PRELIMINARY NOTICE OF DEATH COMPLETEITEMS 1-4b AND 11. Date__________________________ 19__________________
   2.  a. Name of Insured___________________________ b. Date of Birth__________
       c. Date of Death______________ d. State of Residence______________
       e. Cause of Death_______________________________________
   3. If any policies are CONTESTABLE or involve ADB, have you Initiated a claim investigation? [ ] No [ ] Yes
   4. LIST ALL POLICIES you have on this insured, including terminated policies and date of termination. Indicate whether any policies have been reinstated within the past two years.
       a. Do you have policies issued, but NOT REINSURED WITH LINCOLN
          NATIONAL? [ ] No  [ ] Yes
          (If so, please complete the following for EACH policy.)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      HAS YOUR POLICY LAPSED
                           FACE AMOUNT      RETENTION FOR                DATE OF TERMINATION          WITHIN LAST TWO YEARS
YOUR POLICY   DATE OF   -----------------    AGE, PLAN &    REINSURED    --------------------    ----------------------------------
  NUMBER       ISSUE      LIFE      ADB          RATE       ELSEWHERE      LIFE       ADB                        DATE OF REINSTATED
-----------   -------     ----      ---     -------------   ---------      ----       ---        -------------   ------------------
                         $         $        $               $                                   [ ] No [ ] Yes
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                [ ] No [ ] Yes
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                [ ] No [ ] Yes
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------
FACE AMOUNT NOW REINSURED
    (NOT NET RISK)
--------------------------
   LIFE            ADB
   ----            ---
$                  $
--------------------------

--------------------------

--------------------------

       b. POLICIES REINSURED WITH LINCOLN NATIONAL. Were any of these policies issued as a result of a CONVERSION, EXCHANGE, or REPLACEMENT of other
          Life coverage in your company?   [ ] No   [ ] Yes (If yes, furnish
          former policy no., issue date, plan, amount, termination date, and name of prior reinsurer.)

          Did any of these policies replace Life coverage from another company?
          [ ] No   [ ] Yes (If yes, was there full and complete underwriting by
          your company?   [ ] No   [ ] Yes)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      HAS YOUR POLICY LAPSED
                           FACE AMOUNT      RETENTION FOR                DATE OF TERMINATION          WITHIN LAST TWO YEARS
YOUR POLICY   DATE OF   -----------------    AGE, PLAN &    REINSURED    --------------------    ----------------------------------
  NUMBER       ISSUE      LIFE      ADB          RATE       ELSEWHERE      LIFE       ADB                        DATE OF REINSTATED
-----------   -------     ----      ---     -------------   ---------      ----       ---        -------------   ------------------
                         $         $        $               $                                   [ ] No [ ] Yes
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                [ ] No [ ] Yes
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                [ ] No [ ] Yes
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                [ ] No [ ] Yes
-----------------------------------------------------------------------------------------------------------------------------------
**al Issued              $         $
                         -------------------
**s Total Terminated     $         $
                         -------------------
**rance Now in Force     $         $
                         -------------------

                                  --------------------------
                                  FACE AMOUNT NOW REINSURED
                                       (NOT NET RISK)
                                  --------------------------
                                    LIFE             ADB
                                    ----             ---
                                  $                  $
                                  --------------------------

                                  --------------------------

                                  --------------------------

                                  --------------------------

Amount Reinsured with LNRC        $                  $
                                  --------------------------
Plus Amounts reinsured elsewhere  $                  $
                                  --------------------------
Plus Your Retention               $                  $
                                  --------------------------
Total                             $                  $
                                  --------------------------

            <-----------------These should agree--------------->

================================================================================

 5. To ESTABLISH CLAIM FOR REINSURANCE REIMBURSEMENT, COMPLETE QUESTIONS 1-11 Date____________________________, 19___________

---------------------------------------------------
For INCONTESTABLE POLICIES WITHOUT ADB
o If amount reinsured is $25,000 or less
  -COMPLETE this Reinsurance Death Claim Form only
o If amount reinsured is greater than $25,000
  -COMPLETE this Reinsurance Death Claim Form
  -ATTACH Proofs of Death
  -ATTACH Application Parts 1,2,3 and Underwriting
   Worksheet if caded automatically
---------------------------------------------------

---------------------------------------------------
For CONTESTABLE AND/OR ADB POLICIES
o COMPLETE this Reinsurance Death Claim Form
o ATTACH Proofs of Death
o ATTACH any Investigation Reports
  not previously forwarded
o ATTACH Application and Underwriting file
  including the Underwriting Worksheet
  if ceded automatically
---------------------------------------------------

                                                                            -----------------------------------------
                                                                                 LIFE              ACCIDENTAL DEATH
                                                                            -----------------------------------------
6.  Are you awaiting our advice before making an claim decision?              [ ] No [ ] Yes        [ ] No [ ] Yes
7.  Has your claim been approved for payment in full? If so, send a
    copy of your worksheet.                                                   [ ] No [ ] Yes        [ ] No [ ] Yes
8.  Has settlement been sent to your beneficiary?                             [ ] No [ ] Yes        [ ] No [ ] Yes
9.  Memorandum_______________________________________________________       -----------------------------------------

10. Reimbursement is requested on the following:

-----------------------------------------------------------------
                                                  ACCIDENTAL
LINCOLN NATIONAL         LIFE BENEFIT            DEATH BENEFIT
   POLICY NO.                DUE                     DUE
---------------          ------------            --------------
                         $                       $
-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------
**al Requested           $                       $
-----------------------------------------------------------------

11. Your Company Name__________________________________________________________

    Signature__________________________________________________________________

    Title______________________________________________________________________

    Telephone No.(______) _______________________________________ Ext.

                           PREMIUM SCHEDULE
                    (Effective as of June 1, 1998)
                                  to
                         Agreement Number 24

STANDARD REINSURANCE PREMIUMS

Basic Reinsurance Premium Rates: The annual reinsurance premium rates for reinsurance ceded under this Agreement shall be the attached rates, age last birthday, charged the insured per thousand dollars of Reinsured Net Amount at Risk times the following percentages:

                               Duration
     Plan                     1        2+
     ----                     -        --
Preferred Ultra               0%       35%
Preferred Plus                0        41
Preferred and Standard Plus   0        47
Standard                      0        66

ADDITIONAL AMOUNTS PAID BY USAA:

(1) Substandard Premiums: For Policies written on substandard risks, the appropriate premium rate shall be adjusted by multiplying the rate by twenty-five percent (25%) for each table assessed the risk and adding such amount to the reinsurance premiums due.

(2) Temporary Flat Extra Premiums: USAA agrees to pay Lincoln a temporary flat extra premium equal to the product of the flat extra premium assigned by USAA or Lincoln on the Policy times the Reinsurance Amount minus an allowance of fifteen percent (15%) for all renewal years such premium is payable.

(3) Permanent Flat Extra Premiums: USAA agrees to pay Lincoln any permanent flat extra premium paid calculated on the Reinsurance Amount minus an allowance of seventy-five percent (75%) for the first year such premium is payable and twenty percent (20%) for all renewal years such premium is payable.

(4) Continuations: Premiums payable for reinsurance of a Continuation shall be based on the age at issue and duration from issue of the original Policy. If the premium scale applicable to a Continuation contains a Policy fee, USAA agrees to pay a first-year Policy fee on the Continuation if a Policy fee was not paid at issue of the original Policy.

ADDITIONAL AMOUNTS PAID BY LINCOLN:

(1) Premium Taxes: Lincoln shall not reimburse USAA for state premium taxes.

(2) Experience Refunds: Lincoln shall not pay an experience refund to USAA.

(3) Unearned Premiums: Lincoln agrees to refund, without interest, any reinsurance premiums unearned as of the date of death of an insured person or as of the date of a reduction of reinsurance pursuant to the "Reductions" article.

                         MALE NON-SMOKER RATE PER 1,000

Duration/
  Issue
   Age       1       2       3       4       5       6       7       8       9        10       11       12       13       14
   0        1.12    0.70    0.47    0.42    0.37    0.32    0.31    0.28    0.27     0.27     0.28     0.33     0.38     0.46
   1        0.99    0.60    0.38    0.34    0.29    0.31    0.31    0.22    0.22     0.26     0.30     0.38     0.42     0.48
   2        0.81    0.51    0.33    0.29    0.25    0.30    0.32    0.21    0.24     0.33     0.41     0.54     0.56     0.60
   3        0.61    0.42    0.30    0.27    0.23    0.29    0.32    0.25    0.30     0.44     0.57     0.75     0.74     0.75
   4        0.44    0.36    0.29    0.27    0.24    0.29    0.32    0.31    0.38     0.56     0.73     0.95     0.91     0.89
   5        0.31    0.31    0.28    0.27    0.27    0.28    0.33    0.38    0.46     0.66     0.84     1.07     1.02     0.98
   6        0.25    0.31    0.27    0.28    0.31    0.36    0.44    0.48    0.55     0.73     0.89     1.06     1.05     0.98
   7        0.22    0.31    0.28    0.30    0.39    0.47    0.61    0.63    0.67     0.80     0.93     1.09     1.05     0.97
   8        0.22    0.31    0.28    0.34    0.48    0.61    0.79    0.78    0.80     0.87     0.95     1.05     1.02     0.97
   9        0.23    0.31    0.31    0.39    0.57    0.73    0.95    0.92    0.90     0.92     0.95     1.00     0.99     0.96
  10        0.26    0.31    0.36    0.44    0.56    0.82    1.05    1.00    0.97     0.95     0.95     0.96     0.96     0.96
  11        0.33    0.41    0.46    0.52    0.70    0.87    1.04    1.00    0.96     0.95     0.94     0.92     0.93     0.94
  12        0.43    0.56    0.58    0.63    0.76    0.89    1.04    1.00    0.96     0.92     0.90     0.88     0.89     0.91
  13        0.55    0.72    0.72    0.74    0.62    0.69    0.96    0.95    0.92     0.87     0.85     0.84     0.86     0.88
  14        0.66    0.86    0.84    0.84    0.86    0.89    0.92    0.90    0.87     0.83     0.81     0.81     0.83     0.86
  15        0.73    0.95    0.92    0.90    0.89    0.89    0.87    0.86    0.84     0.81     0.79     0.80     0.82     0.86
  16        0.73    0.95    0.93    0.91    0.88    0.88    0.84    0.84    0.82     0.81     0.80     0.79     0.82     0.86
  17        0.74    0.95    0.94    0.92    0.88    0.85    0.81    0.81    0.80     0.82     0.80     0.81     0.84     0.87
  18        0.74    0.91    0.91    0.69    0.85    0.81    0.79    0.79    0.79     0.82     0.82     0.84     0.87     0.90
  19        0.75    0.85    0.87    0.86    0.82    0.78    0.77    0.78    0.79     0.82     0.84     0.87     0.91     0.92
  20        0.75    0.80    0.83    0.83    0.80    0.76    0.76    0.78    0.79     0.83     0.86     0.89     0.93     0.95
  21        0.72    0.75    0.78    0.79    0.78    0.76    0.77    0.78    0.80     0.84     0.87     0.90     0.94     0.97
  22        0.67    0.68    0.72    0.74    0.75    0.76    0.77    0.81    0.83     0.85     0.88     0.91     0.95     0.99
  23        0.62    0.61    0.66    0.69    0.73    0.76    0.79    0.84    0.86     0.87     0.89     0.91     0.95     1.01
  24        0.57    0.55    0.60    0.64    0.70    0.76    0.61    0.87    0.89     0.90     0.91     0.92     0.97     1.03
  25        0.53    0.51    0.56    0.61    0.70    0.76    0.82    0.89    0.92     0.92     0.93     0.95     1.00     1.08
  26        0.50    0.50    0.56    0.61    0.70    0.76    0.83    0.90    0.93     0.94     0.96     0.99     1.05     1.14
  27        0.49    0.49    0.56    0.61    0.71    0.76    0.83    0.90    0.94     0.96     0.99     1.04     1.11     1.21
  28        0.48    0.46    0.56    0.52    0.71    0.77    0.84    0.91    0.94     0.89     1.03     1.10     1.19     1.29
  29        0.47    0.48    0.56    0.55    0.72    0.77    0.84    0.91    0.96     1.02     1.09     1.17     1.28     1.39
  30        0.47    0.47    0.56    0.57    0.73    0.78    0.85    0.92    1.00     1.08     1.16     1.26     1.38     1.51
  31        0.47    0.47    0.58    0.69    0.76    0.82    0.89    0.97    1.06     1.16     1.25     1.36     1.50     1.65
  32        0.48    0.48    0.59    0.72    0.79    0.86    0.94    1.03    1.13     1.25     1.36     1.48     1.63     1.80
  33        0.49    0.50    0.62    0.75    0.82    0.91    1.00    1.11    1.22     1.36     1.48     1.62     1.77     1.97
  34        0.51    0.52    0.65    0.79    0.87    0.98    1.07    1.20    1.32     1.48     1.62     1.76     1.94     2.17
  35        0.52    0.55    0.70    0.84    0.94    1.06    1.16    1.30    1.44     1.61     1.77     1.93     2.13     2.39
  36        0.53    0.60    0.76    0.92    1.03    1.15    1.26    1.42    1.57     1.75     1.92     2.10     2.33     2.62
  37        0.54    0.66    0.84    1.01    1.13    1.26    1.38    1.54    1.71     1.90     2.08     2.27     2.54     2.86
  38        0.54    0.72    0.93    1.11    1.24    1.38    1.51    1.69    1.87     2.06     2.25     2.47     2.77     3.13
  39        0.55    0.79    1.01    1.22    1.36    1.51    1.65    1.84    2.04     2.25     2.46     2.71     3.06     3.46
  40        0.56    0.85    1.09    1.21    1.47    1.63    1.79    2.00    2.23     2.47     2.71     3.01     3.41     3.87
  41        0.59    0.90    1.15    1.39    1.57    1.74    1.92    2.16    2.43     2.72     3.01     3.38     3.84     4.37
  42        0.63    0.94    1.21    1.45    1.65    1.84    2.04    2.32    0.64     2.99     3.44     3.81     4.33     4.95
  43        0.68    0.99    1.26    1.52    1.75    1.95    2.18    2.50    2.88     3.30     3.72     4.28     4.87     5.59
  44        0.74    1.05    1.33    1.60    1.46    2.09    2.34    2.71    3.14     3.63     4.13     4.78     5.45     6.28
  45        0.81    1.13    1.43    1.72    2.01    2.27    2.55    2.97    3.45     4.01     4.57     5.30     6.06     6.99
  46        0.89    1.24    1.55    1.87    2.19    2.49    2.81    3.27    3.80     4.41     5.03     5.80     6.66     7.71
  47        0.98    1.36    1.70    2.03    2.40    2.74    3.10    3.61    4.17     4.84     5.51     6.29     7.27     8.44
  48        1.07    1.50    1.06    2.23    2.63    3.03    3.43    3.98    4.59     5.31     6.04     6.83     7.93     9.22
  49        1.17    1.65    2.05    2.46    2.90    3.35    3.79    4.39    5.06     5.85     6.64     7.45     8.68    10.09
  50        1.27    1.80    2.26    2.73    3.21    3.71    4.19    4.85    5.58     6.46     7.34     8.21     9.55    11.07
  51        1.36    1.94    2.51    3.06    3.57    4.11    4.62    5.35    6.15     7.15     8.15     9.12    10.55    12.14
  52        1.45    2.09    2.78    3.44    3.98    4.54    5.08    5.68    6.78     7.91     9.04    10.14    11.64    13.28
  53        1.55    2.24    3.08    3.86    4.43    5.01    5.58    6.45    7.45     8.74    10.01    11.27    12.84    14.53
  54        1.55    2.41    3.40    4.29    4.91    5.52    6.13    7.08    8.19     9.63    11.07    12.48    14.15    15.92
  55        1.78    2.60    3.73    4.73    5.40    6.06    6.73    7.78    9.00    10.60    12.19    13.77    15.52    17.50
  56        1.92    2.82    4.08    5.19    5.93    6.65    7.38    8.53    9.86    11.60    13.33    15.05    17.05    19.18
  57        2.07    3.07    4.47    5.69    6.49    7.28    8.08    9.32   10.76    12.63    14.48    16.33    18.54    20.93
  58        2.24    3.33    4.66    6.20    7.07    7.95    8.83   10.18   11.74    13.75    15.74    17.73    20.20    22.89
  59        2.43    3.61    5.23    6.67    7.66    8.64    9.63   11.12   12.84    15.01    17.20    19.38    22.15    25.19
  60        2.66    3.89    5.57    7.09    8.22    9.35   10.48   12.16   14.09    16.49    18.93    21.40    24.42    27.96
  61        2.83    4.17    5.81    7.37    8.67    9.98   11.29   13.21   15.42    18.11    20.92    23.80    27.32    31.18
  62        3.23    4.44    5.97    7.52    9.03   10.54   12.04   14.26   16.81    19.83    23.10    26.51    30.45    34.75
  63        3.56    4.73    6.14    7.68    9.42   11.16   12.90   15.45   18.37    21.75    25.52    29.49    33.92    38.73
  64        3.90    5.07    6.40    7.97    9.98   12.00   14.01   16.91   20.21    23.97    28.21    32.72    37.72    43.13
  65        4.24    5.47    6.83    8.53   10.86   13.20   15.53   18.78   22.46    26.59    31.21    36.18    41.83    47.99
  66        4.58    5.91    7.42    9.35   12.07   14.81   17.54   21.14   25.15    29.59    34.40    39.67    46.06    53.12
  67        4.92    6.38    8.11   10.34   13.53   16.74   19.93   23.89   28.22    32.90    37.75    43.21    50.41    58.49
  68        5.27    6.91    8.93   11.50   15.20   18.90   22.59   26.93   31.58    36.55    41.44    47.09    55.19    64.41
  69        5.66    7.53    9.89   12.85   17.02   21.21   25.37   30.13   35.19    40.56    45.66    51.60    60.69    71.16
  70        6.08    8.29   11.03   14.38   18.97   23.47   28.15   33.40   38.98    44.97    50.57    57.01    67.23    79.04
  71        6.55    9.16   12.31   16.05   20.98   25.92   30.84   36.62   42.83    49.65    56.05    63.20    74.63    87.53
  72        7.03   10.13   13.70   17.84   23.07   28.31   33.53   39.88   46.80    54.58    61.98    69.97    82.68    97.33
  73        7.55   11.21   15.27   19.85   25.35   30.85   36.34   43.33   51.04    59.94    68.56    77.52    91.66   107.67
  74        8.11   12.43   17.07   22.13   27.89   33.65   39.42   47.10   55.72    65.93    75.98    86.07   101.81   119.80
  75        8.73   13.82   19.13   24.75   30.78   36.82   42.90   51.37   61.01    72.73    84.43    95.80   113.41   133.48
  76        9.49   15.66   21.94   28.32   34.61   40.96   47.40   56.90   67.91    81.71    95.74   108.84   128.99   151.84
  77       10.25   17.51   24.75   31.89   38.44   45.10   51.89   62.43   74.80    90.69   107.04   121.87   144.57   170.22
  78       11.01   19.35   27.56   35.46   42.28   49.24   56.39   67.95   81.70    99.67   118.35   134.91   160.15   188.59
  79       11.77   21.20   30.37   39.03   46.11   53.38   60.80   73.48   88.59   108.65   129.66   147.95   175.73   206.97
  80       12.54   23.04   33.18   42.60   49.94   57.52   65.38   79.01   95.49   117.63   140.96   160.98   191.31   225.35

Duration/
  Issue                     Attained
   Age    15      Ultimate     Age
   0       0.66     0.84        15
   1       0.66     1.07        16
   2       0.72     1.02        17
   3       0.81     0.98        18
   4       0.90     0.96        19
   5       0.96     0.96        20
   6       0.96     0.96        21
   7       0.96     0.96        22
   8       0.96     0.96        23
   9       0.95     0.96        24
  10       0.95     0.96        25
  11       0.94     0.96        26
  12       0.93     0.96        27
  13       0.92     0.96        28
  14       0.91     0.96        29
  15       0.91     0.96        30
  16       0.91     0.96        31
  17       0.92     0.96        32
  18       0.94     0.97        33
  19       0.96     0.98        34
  20       0.98     1.00        35
  21       1.01     1.03        36
  22       1.03     1.07        37
  23       1.07     1.13        38
  24       1.11     1.20        39
  25       1.17     1.28        40
  26       1.24     1.37        41
  27       1.31     1.46        42
  26       1.40     1.55        43
  29       1.50     1.65        44
  30       1.64     1.78        45
  31       1.80     1.94        46
  32       1.99     2.16        47
  33       2.20     2.42        48
  34       2.43     2.73        49
  35       2.69     3.06        50
  36       2.95     3.42        51
  37       3.22     3.78        52
  38       3.52     4.11        53
  39       3.89     4.45        54
  40       4.37     4.88        55
  41       4.97     5.44        56
  42       5.68     6.21        57
  43       6.46     7.18        58
  44       7.29     8.30        59
  45       8.13     9.48        60
  46       8.97    10.63        61
  47       9.82    11.70        62
  48      10.72    12.68        63
  49      11.70    13.63        64
  50      12.78    14.64        65
  51      13.91    15.80        66
  52      15.08    17.10        67
  53      16.36    18.47        68
  54      17.83    19.95        69
  55      19.56    21.67        70
  56      21.47    23.75        71
  57      23.52    26.24        72
  58      25.81    29.03        73
  59      28.50    32.15        74
  60      31.71    35.73        75
  61      35.37    39.85        76
  62      39.40    44.56        77
  63      43.90    49.75        78
  64      48.95    55.47        79
  65      54.66    61.82        80
  66      60.65    68.94        81
  67      67.45    76.90        82
  68      74.74    85.66        83
  69      82.96    95.18        84
  70      92.40   106.29        85
  71     103.06   119.52        86
  72     114.78   134.10        87
  73     127.51   149.51        88
  74     141.25   165.20        89
  75     155.96   180.95        90
  76     173.62   197.00        91
  77     191.28   213.45        92
  78     208.95   230.12        93
  79     226.61   246.83        94
  80     244.27   263.19        95
                  279.29        96
                  295.80        97
                  312.73        98
                  330.06        99

                         MALE SMOKER RATE PER $1,000

Duration/
  Issue
   Age   1         2         3         4         5         6         7         8         9        10        11        12       13
   0     1.59      0.99      0.67      0.60      0.52      0.45      0.44      0.40      0.38     0.38      0.40      0.47     0.54
   1     1.43      0.89      0.58      0.51      0.44      0.38      0.44      0.34      0.35     0.40      0.45      0.57     0.63
   2     1.18      0.76      0.51      0.45      0.39      0.33      0.45      0.34      0.38     0.50      0.62      0.81     0.83
   3     0.89      0.63      0.45      0.41      0.36      0.32      0.45      0.38      0.45     0.65      0.83      1.09     1.07
   4     0.63      0.51      0.42      0.39      0.36      0.34      0.46      0.44      0.55     0.81      1.04      1.35     1.30
   5     0.45      0.43      0.39      0.39      0.38      0.39      0.47      0.54      0.65     0.93      1.19      1.52     1.44
   6     0.35      0.44      0.38      0.39      0.44      0.50      0.62      0.68      0.78     1.03      1.26      1.52     1.49
   7     0.30      0.44      0.38      0.42      0.54      0.66      0.85      0.87      0.94     1.12      1.30      1.53     1.48
   8     0.31      0.44      0.38      0.46      0.65      0.84      1.10      1.09      1.11     1.28      1.33      1.47     1.43
   9     0.32      0.44      0.42      0.53      0.78      1.02      1.33      1.28      1.26     1.78      1.34      1,40     1.39
  10     0.37      0.44      0.51      0.63      0.91      1.16      1.49      1.42      1.37     1.34      1.35      1.35     1.36
  11     0.49      0.64      0.70      0.79      1.04      1.27      1.49      1.49      1.44     1.39      1.36      1.35     1.35
  12     0.68      0.92      0.95      1.02      1.21      1.37      1.50      1.53      1.48     1.42      1.36      1.35     1.35
  13     0.88      1.23      1.23      1.25      1.36      1.45      1.50      1.53      1.48     1.43      1.37      1.35     1.34
  14     1.06      1.51      1.47      1.46      1.49      1.50      1.51      1.52      1.49     1.43      1.37      1.35     1.34
  15     1.18      1.68      1.63      1.59      1.57      1.50      1.52      1.50      1.47     1.43      1.37      1.34     1.35
  16     1.19      1.73      1.68      1.60      1.58      1.51      1.47      1.45      1.43     1.40      1.36      1.34     1.35
  17     1.19      1.71      1.67      1.61      1.54      1.45      1.40      1.38      1.36     1.36      1.34      1.34     1.35
  18     1.15      1.63      1.61      1.55      1.46      1.37      1.32      1.29      1.27     1.30      1.31      1.34     1.36
  19     1.09      1.54      1.53      1.47      1.38      1.29      1.24      1.21      1.20     1.25      1.29      1.34     1.36
  20     1.05      1.46      1.46      1.41      1.32      1.23      1.18      1.15      1.15     1.22      1.28      1.34     1.37
  21     1.03      1.39      1.39      1.35      1.26      1.18      1.14      1.14      1.15     1.23      1.27      1.34     1.40
  22     1.00      1.30      1.30      1.27      1.20      1.14      1.10      1.13      1.16     1.23      1.27      1.35     1.42
  23     0.98      1.21      1.21      1.19      1.14      1.11      1.07      1.13      1.16     1.24      1.26      1.36     1.46
  24     0.95      1.12      1.13      1.12      1.10      1.08      1.07      1.12      1.17     1.24      1.29      1.40     1.53
  25     0.93      1.06      1.07      1.07      1.07      1.09      1.07      1.11      1.17     1.25      1.35      1.48     1.63
  26     0.90      1.02      1.03      1.08      1.07      1.09      1.10      1.16      1.24     1.34      1.46      1.61     1.77
  27     0.88      0.98      1.00      1.08      1.07      1.11      1.15      1.24      1.33     1.47      1.61      1.77     1.95
  28     0.85      0.96      1.00      1.09      1.09      1.15      1.22      1.33      1.45     1.62      1.79      1.96     2.15
  29     0.83      0.95      1.00      1.09      1.13      1.20      1.31      1.44      1.59     1.78      1.98      2.17     2.36
  30     0.82      0.94      1.01      1.10      1.20      1.29      1.42      1.58      1.74     1.96      2.17      2.38     2.59
  31     0.81      0.94      1.04      1.16      1.29      1.40      1.56      1.74      1.91     2.14      2.36      2.58     2.81
  32     0.81      0.94      1.08      1.24      1.40      1.55      1.72      1.92      2.11     2.32      2.54      2.78     3.03
  33     0.81      0.95      1.14      1.34      1.54      1.71      1.90      2.12      2.32     2.53      2.75      2.99     3.27
  34     0.83      0.98      1.22      1.46      1.69      1.89      2.10      2.34      2.55     2.76      2.98      3.24     3.56
  35     0.87      1.03      1.32      1.61      1.86      2.08      2.31      2.57      2.80     3.02      3.26      3.55     3.91
  36     0.92      1.11      1.45      1.79      2.05      2.28      2.52      2.80      3.06     3.30      3.57      3.90     4.32
  37     0.99      1.21      1.62      1.99      2.25      2.49      2.74      3.03      3.32     3.61      3.90      4.28     4.78
  38     1.06      1.33      1.80      2.21      2.48      2.72      2.98      3.28      3.60     3.94      4.28      4.72     5.29
  39     1.16      1.47      2.00      2.45      2.72      2.98      3.24      3.57      3.93     4.33      4.72      5.22     5.87
  40     1.27      1.61      2.20      2.70      2.99      3.26      3.55      3.91      4.33     4.79      5.25      5.82     6.55
  41     1.41      1.76      2.40      2.95      3.27      3.56      3.89      4.31      4.80     5.34      5.91      6.56     7.35
  42     1.57      1.92      2.61      3.19      3.55      3.89      4.26      4.75      5.33     5.97      6.68      7.43     8.27
  43     1.74      2.09      2.83      3.46      3.87      4.24      4.67      5.74      5.90     6.65      7.51      8.35     9.25
  44     1.92      2.28      3.08      3.76      4.22      4.63      5.12      5.77      6.51     7.35      8.34      9.26    10.24
  45     2.09      2.51      3.37      4.11      4.62      5.09      5.63      6.34      7.15     8.05      9.11     10.08    11.17
  46     2.24      2.76      3.69      4.50      5.08      5.61      6.21      6.96      7.80     8.71      9.76     10.73    11.96
  47     2.36      3.02      4.04      4.93      5.58      6.20      6.86      7.64      8.48     9.36     10.33     11.74    12.65
  48     2.50      3.31      4.42      5.40      6.12      6.83      7.54      8.35      9.20    10.03     10.91     11.77    13.37
  49     2.68      3.65      4.85      5.92      6.71      7.48      8.26      9.09      9.96    10.78     11.59     12.44    14.25
  50     2.91      4.06      5.36      6.51      7.33      8.15      8.97      9.85     10.76    11.63     12.46     13.39    15.43
  51     3.21      4.55      5.96      7.18      8.00      8.81      9.66     10.58     11.56    12.54     13.44     14.55    16.84
  52     3.55      5.10      6.63      7.93      8.70      9.47     10.34     11.29     12.35    13.47     14.46     15.84    18.39
  53     3.93      5.70      7.36      8.73      9.45     10.17     11.05     12.04     13.21    14.52     15.65     17.34    20.18
  54     4.36      6.33      8.10      9.54     10.24     10.93     11.83     12.90     14.22    15.76     17.13     19.18    22.32
  55     4.84      6.96      8.82     10.34     11.06     11.77     12.72     13.93     15.46    17.29     19.00     21.44    24.89
  56     5.38      7.58      9.52     11.12     11.93     12.72     13.73     15.17     16.98    19.16     21.37     24.25    28.02
  57     6.00      8.22     10.21     11.90     12.84     13.77     14.84     16.57     18.73    21.31     24.17     27.53    31.63
  58     6.64      8.88     10.92     12.69     13.79     14.87     16.02     18.09     20.64    23.66     27.24     31.12    35.56
  59     7.30      9.56     11.65     13.51     14.77     16.00     17.26     19.66     22.61    26.14     30.43     34.84    39.64
  60     7.93     10.29     12.42     14.36     15.76     17.13     18.53     21.25     24.59    28.66     33.59     38.50    43.69
  61     8.49     11.05     13.22     15.22     16.71     18.11     19.65     22.65     26.39    31.15     36.70     42.14    47.75
  62     9.00     11.83     14.04     16.09     17.62     18.95     20.63     23.91     28.06    33.65     39.85     45.89    51.92
  63     9.53     12.65     14.89     16.99     18.59     18.90     21.75     25.31     29.87    36.29     43.08     49.68    56.17
  64    10.16     13.52     15.79     17.97     19.70     21.16     23.28     27.13     32.08    39.19     46.44     53.48    60.44
  65    10.95     14.48     16.76     19.06     21.05     22.97     25.49     29.68     34.96    42.46     49.95     5774     64.67
  66    11.94     15.48     17.69     20.13     22.54     25.41     28.53     33.08     38.59    46.03     53.42     60.61    68.48
  67    13.09     16.51     18.57     21.16     24.11     28.31     32.21     37.15     42.79    49.83     56.83     63.61    71.91
  68    14.33     17.62     19.55     22.34     25.90     31.58     36.33     41.67     47.44    53.95     60.47     66.78    75.54
  69    15.64     18.87     20.80     23.86     28.05     35.10     40.67     46.45     52.40    58.51     64.64     70.65    79.94
  70    16.95     20.29     22.46     25.92     30.71     38.74     45.02     51.28     57.55    63.60     69.66     75.75    85.69
  71    18.24     21.88     24.53     28.49     33.82     42.42     49.26     56.02     62.75    69.14     75.48     82.08    92.81
  72    19.55     23.61     26.92     31.45     37.31     46.20     53.51     60.79     68.09    75.07     81.90     89.29   100.90
  73    20.91     25.50     29.62     34.83     41.22     50.24     57.99     65.83     73.76    81.50     88.99     97.37   109.95
  74    22.37     27.55     32.64     38.64     45.62     54.68     62.89     71.33     79.97    88.57     96.78    106.31   119.97
  75    23.98     29.80     35.99     42.92     50.58     59.68     68.41     77.51     86.91    96.40    105.34    116.11   130.93
  76    25.97     32.59     40.33     48.55     57.13     66.13     75.52     85.44     95.78   106.34    116.13    128.48   144.75
  77    27.96     35.39     44.66     54.18     63.67     72.58     82.63     93.37    104.65   116.29    126.92    140.86   158.58
  78    29.95     38.18     49.00     49.81     70.22     79.04     89.74    101.30    113.51   126.23    137.71    153.23   172.40
  79    31.94     40.97     53.33     65.44     76.76     85.49     96.84    109.23    122.38   136.17    148.50    165.60   186.23
  80    33.93     43.77     57.67     71.07     83.31     91.94    103.95    117.16    131.25   146.12    159.30    177.97   200.05

Duration/
 Issue                            Attained
  Age      14      15     Ultimate  Age
   0       0.65    0.94     1.19    15
   1       0.72    0.97     1.52    16
   2       0.88    1.07     1.44    17
   3       1.08    1.18     1.39    18
   4       1.27    1.29     1.36    19
   5       1.39    1.36     1.36    20
   6       1.38    1.36     1.36    21
   7       1.38    1.36     1.36    22
   8       1.37    1.36     1.36    23
   9       1.36    1.36     1.36    24
  10       1.36    1.38     1.36    25
  11       1.35    1.36     1.36    26
  12       1.35    1.36     1.36    27
  13       1.34    1.36     1.36    28
  14       1.34    1.36     1.36    29
  15       1.34    1.36     1.36    30
  16       1.34    1.36     1.36    31
  17       1.44    1.36     1.37    32
  18       1.45    1.37     1.40    33
  19       1.37    1.39     1.44    34
  20       1.40    1.44     1.50    35
  21       1.45    1.51     1.59    36
  22       1.51    1.60     1.70    37
  23       1.58    1.71     1.85    38
  24       1.68    1.84     2.03    39
  25       1.80    1.99     2.22    40
  26       1.95    2.15     2.42    41
  27       2.13    2.33     2.63    42
  28       2.43    2.53     2.82    43
  29       2.56    2.76     3.02    44
  30       2.60    3.02     3.26    45
  31       3.05    3.30     3.55    46
  32       3.30    3.60     3.91    47
  33       3.58    3.94     4.33    48
  34       3.92    4.33     4.81    49
  35       4.43    4.81     5.34    50
  36       4.81    5.37     5.56    51
  37       5.35    6.01     6.66    52
  38       5.95    6.71     7.46    53
  39       6.63    7.47     8.33    54
  40       7.38    8.30     9.27    55
  41       8.23    9.17    10.77    56
  42       9.17   10.10    11.30    57
  43      10.18   11.09    12.31    58
  44      11.22   12.18    13.37    59
  45      12.28   13.47    14.56    60
  46      13.27   14.61    15.99    61
  47      14.21   15.89    17.69    62
  48      15.22   17.30    19.62    63
  49      16.42   18.91    21.75    64
  50      17.92   20.83    24.13    65
  51      19.69   23.03    26.77    66
  52      21.63   25.44    29.70    67
  53      23.83   28.11    32.92    68
  54      26.35   31.06    36.40    69
  55      29.76   34.33    40.11    70
  56      32.66   37.97    44.02    71
  57      36.49   41.96    48.11    72
  58      40.62   46.22    52.39    73
  59      44.92   50.66    56.87    74
  60      49.24   55.19    61.55    75
  61      53.60   59.79    66.44    76
  62      58.09   64.51    71.51    77
  63      62.69   69.40    76.73    78
  64      67.37   74.48    82.13    79
  65      72.12   79.80    87.82    80
  66      76.53   84.94    93.92    81
  67      80.61   89.89   100.41    82
  68      84.97   95.24   107.18    83
  69      90.22  101.62   114.29    84
  70      96.98  109.62   123.58    85
  71     105.23  119.48   136.00    86
  72     114.55  130.80   150.00    87
  73     124.98  143.22   164.74    88
  74     136.53  156.40   179.37    89
  75     149.22  169.99   193.34    90
  76     165.30  185.27   206.75    91
  77     181.47  200.55   220.08    92
  78     197.45  215.83   233.70    93
  79     213.52  231.11   247.95    94
  80     229.60  246.40   263.19    95
                          279.29    96
                          295.80    97
                          312.73    98
                          330.06    99

Duration/
 Issue
  Age    1         2         3        4        5       6       7        8         9        10       11       12        13
   0     0.84      0.33      0.30     0.27     0.24    0.22    0.20     0.18      0.19     0.19     0.21     0.23      0.26
   1     0.71      0.25      0.21     0.19     0.16    0.22    0.21     0.12      0.13     0.14     0.16     0.18      0.21
   2     0.57      0.21      0.18     0.16     0.14    0.22    0.21     0.12      0.14     0.16     0.19     0.21      0.23
   3     0.43      0.20      0.17     0.16     0.15    0.21    0.22     0.17      0.19     0.23     0.26     0.27      0.28
   4     0.31      0.20      0.18     0.18     0.17    0.21    0.22     0.22      0.25     0.30     0.34     0.34      0.34
   5     0.22      0.21      0.18     0.19     0.19    0.21    0.23     0.26      0.29     0.34     0.38     0.38      0.38
   6     0.22      0.21      0.19     0.20     0.21    0.23    0.25     0.28      0.31     0.35     0.38     0.38      0.38
   7     0.21      0.21      0.19     0.21     0.24    0.27    0.28     0.31      0.33     0.35     0.38     0.38      0.38
   8     0.21      0.21      0.21     0.24     0.27    0.31    0.31     0.33      0.34     0.36     0.38     0.38      0.38
   9     0.21      0.22      0.23     0.26     0.31    0.35    0.34     0.35      0.36     0.36     0.38     0.38      0.38
  10     0.21      0.22      0.25     0.28     0.33    0.37    0.35     0.36      0.36     0.37     0.37     0.38      0.38
  11     0.22      0.24      0.27     0.30     0.34    0.37    0.36     0.36      0.37     0.37     0.37     0.38      0.38
  12     0.23      0.27      0.30     0.32     0.34    0.37    0.36     0.36      0.37     0.37     0.37     0.38      0.38
  13     0.24      0.30      0.32     0.33     0.35    0.36    0.36     0.36      0.37     0.37     0.36     0.37      0.37
  14     0.26      0.33      0.34     0.35     0.35    0.36    0.36     0.36      0.36     0.36     0.36     0.37      0.37
  15     0.27      0.34      0.34     0.35     0.35    0.36    0.36     0.36      0.36     0.36     0.36     0.37      0.37
  16     0.28      0.35      0.35     0.35     0.36    0.36    0.36     0.36      0.36     0.38     0.36     0.37      0.37
  17     0.28      0.35      0.35     0.35     0.35    0.36    0.36     0.36      0.36     0.36     0.36     0.37      0.37
  18     0.29      0.35      0.34     0.35     0.35    0.35    0.35     0.36      0.36     0.36     0.36     0.37      0.37
  19     0.30      0.34      0.34     0.35     0.35    0.35    0.35     0.35      0.36     0.36     0.36     0.37      0.38
  20     0.29      0.34      0.33     0.34     0.35    0.35    0.35     0.35      0.36     0.36     0.36     0.38      0.38
  21     0.29      0.33      0.33     0.34     0.34    0.34    0.35     0.35      0.36     0.36     0.37     0.39      0.40
  22     0.28      0.31      0.32     0.33     0.34    0.34    0.35     0.36      0.37     0.37     0.36     0.41      0.42
  23     0.27      0.29      0.30     0.32     0.33    0.34    0.35     0.36      0.38     0.38     0.40     0.43      0.45
  24     0.26      0.27      0.29     0.32     0.33    0.33    0.35     0.36      0.38     0.40     0.43     0.45      0.49
  25     0.26      0.26      0.29     0.32     0.33    0.34    0.36     0.36      0.39     0.42     0.46     0.49      0.53
  26     0.25      0.26      0.29     0.32     0.33    0.34    0.37     0.38      0.42     0.45     0.50     0.53      0.58
  27     0.25      0.25      0.29     0.32     0.33    0.35    0.39     0.41      0.45     0.49     0.54     0.53      0.64
  28     0.25      0.25      0.29     0.33     0.34    0.37    0.42     0.44      0.48     0.53     0.59     0.64      0.71
  29     0.25      0.25      0.29     0.33     0.36    0.40    0.45     0.48      0.53     0.58     0.64     0.70      0.78
  30     0.25      0.25      0.29     0.34     0.38    0.43    0.49     0.53      0.58     0.64     0.71     0.78      0.87
  31     0.26      0.26      0.31     0.37     0.42    0.47    0.53     0.58      0.64     0.71     0.79     0.87      0.96
  32     0.26      0.27      0.34     0.41     0.46    0.51    0.58     0.64      0.71     0.78     0.87     0.96      1.07
  33     0.27      0.28      0.38     0.46     0.51    0.56    0.63     0.70      0.78     0.87     0.96     1.07      1.18
  34     0.27      0.30      0.41     0.51     0.57    0.61    0.69     0.78      0.67     0.96     1.06     1.18      1.30
  35     0.28      0.32      0.45     0.56     0.63    0.68    0.76     0.86      0.96     1.06     1.17     1.30      1.43
  36     0.31      0.35      0.49     0.61     0.69    0.76    0.85     0.96      1.06     1.16     1.28     1.41      1.56
  37     0.35      0.38      0.52     0.66     0.76    0.85    0.95     1.06      1.17     1.27     1.38     1.52      1.70
  38     0.39      0.41      0.56     0.71     0.83    0.94    1.05     1.18      1.29     1.39     1.50     1.64      1.84
  39     0.43      0.45      0.60     0.76     0.90    1.04    1.17     1.30      1.41     1.52     1.64     1.79      2.02
  40     0.47      0.49      0.64     0.80     0.96    1.13    1.28     1.43      1.56     1.68     1.81     1.98      2.23
  41     0.50      0.52      0.68     0.84     1.00    1.21    1.39     1.56      1.72     1.87     2.03     2.22      2.49
  42     0.52      0.55      0.70     0.85     1.03    1.28    1.49     1.69      1.89     2.08     2.28     2.51      2.79
  43     0.54      0.59      0.70     0.86     1.07    1.35    1.59     1.83      2.07     2.31     2.55     2.82      3.11
  44     0.56      0.63      0.74     0.90     1.12    1.44    1.72     1.99      2.27     2.55     2.84     3.14      3.45
  45     0.59      0.70      0.81     0.98     1.22    1.58    1.89     2.19      2.50     2.81     3.13     3.46      3.79
  46     0.62      0.79      0.91     1.10     1.37    1.77    2.11     2.43      2.76     3.09     3.42     3.76      4.12
  47     0.65      0.89      1.04     1.25     1.55    1.99    2.36     2.71      3.06     3.39     3.72     4.05      4.45
  48     0.68      1.01      1.18     1.43     1.75    2.25    2.64     3.01      3.38     3.70     4.03     4.35      4.80
  49     0.72      1.14      1.35     1.63     1.98    2.50    2.91     3.31      3.69     4.01     4.35     4.68      5.18
  50     0.78      1.27      1.54     1.86     2.22    2.75    3.17     3.58      3.98     4.33     4.68     5.05      5.62
  51     0.86      1.42      1.76     2.12     2.48    2.98    3.40     3.81      4.23     4.62     5.01     5.45      6.09
  52     0.95      1.59      2.01     2.42     2.76    3.22    3.61     4.01      4.46     4.90     5.32     5.86      6.58
  53     1.06      1.76      2.28     2.74     3.06    3.45    3.82     4.22      4.69     5.19     5.66     6.32      7.13
  54     1.16      1.92      2.54     3.05     3.37    3.69    4.04     4.44      4.95     5.53     6.07     6.85      7.77
  55     1.26      2.05      2.78     3.36     3.66    3.95    4.28     4.70      5.27     5.93     6.56     7.48      8.53
  56     1.35      2.15      3.00     3.66     3.94    4.21    4.52     4.98      5.62     6.37     7.11     8.16      9.36
  57     1.43      2.23      3.21     3.96     4.22    4.47    4.75     5.28      5.98     6.82     7.69     8.88     10.24
  58     1.52      2.29      3.41     4.26     4.51    4.74    5.01     5.60      6.39     7.34     8.36     9.70     11.24
  59     1.60      2.36      3.60     4.54     4.79    5.04    5.32     6.00      6.90     7.99     9.18    10.70     12.47
  60     1.69      2.44      3.77     4.79     5.09    5.38    5.70     6.51      7.55     8.81    10.21    11.97     14.00
  61     1.77      2.53      3.90     4.97     5.35    5.71    6.12     7.07      8.28     9.75    11.37    13.40     15.74
  62     1.85      2.62      3.98     5.08     5.57    6.03    6.55     7.65      9.06    10.77    12.62    14.95     17.63
  63     1.94      2.72      4.07     5.20     5.82    6.41    7.06     8.35      9.99    11.96    14.08    16.76     19.82
  64     2.03      2.85      4.20     5.40     6.17    6.91    7.73     9.24     11.14    13.43    15.88    18.96     22.45
  65     2.15      3.02      4.44     5.74     6.69    7.61    8.61    10.39     12.61    15.26    18.16    21.69     25.68
  66     2.27      3.20      4.78     6.26     7.42    8.56    9.75    11.87     14.48    17.60    21.14    25.17     29.67
  67     2.38      3.40      5.20     6.92     8.32    9.71   11.10    13.61     16.70    20.37    24.74    29.31     34.33
  68     2.52      3.63      5.68     7.65     9.32   10.99   12.61    15.54     19.14    23.38    28.61    33.78     39.40
  69     2.71      3.94      6.21     8.43    10.37   12.32   14.21    17.59     21.66    26.43    32.40    38.27     44.63
  70     2.99      4.37      6.79     9.21    11.40   13.62   15.87    19.66     24.15    29.33    35.79    42.45     49.76
  71     3.35      4.90      7.40     9.96    12.39   14.86   17.52    21.69     26.51    31.96    38.61    46.16     54.61
  72     3.76      5.51      8.05    10.72    13.37   16.08   19.20    23.73     28.83    34.46    41.10    49.61     59.35
  73     4.24      6.22      8.76    11.52    14.39   17.36   20.99    25.89     31.24    37.00    43.48    53.04     64.25
  74     4.80      7.04      9.54    12.38    15.50   18.74   22.97    28.28     33.87    39.72    45.97    56.72     69.60
  75     5.45      7.99     10.40    13.33    16.74   20.29   25.23    31.00     36.86    42.80    48.80    60.88     75.68
  76     6.35      9.31     11.51    14.52    16.31   22.28   28.21    34.58     40.74    46.73    52.35    66.17     83.56
  77     7.24     10.64     12.61    15.72    19.88   24.26   31.18    38.15     44.62    50.66    55.90    71.45     91.45
  78     8.14     11.96     13.72    16.91    21.44   26.25   34.16    41.73     48.50    54.59    59.44    76.74     99.33
  79     9.04     13.28     14.82    18.10    23.01   28.24   37.13    45.30     52.38    58.52    62.99    82.03    107.22
  80     9.93     14.61     15.93    19.29    24.58   30.23   40.11    48.88     56.26    62.46    66.54    87.31    115.10

Duration/
 Issue                                        Attained
  Age      14          15          Ultimate     Age
   0       0.29        0.34          0.38       15
   1       0.24        0.35          0.38       16
   2       0.25        0.35          0.38       17
   3       0.30        0.36          0.38       18
   4       0.35        0.37          0.38       19
   5       0.38        0.37          0.38       20
   6       0.38        0.38          0.38       21
   7       0.38        0.38          0.38       22
   8       0.38        0.38          0.38       23
   9       0.38        0.38          0.38       24
  10       0.38        0.38          0.38       25
  11       0.38        0.38          0.38       26
  12       0.38        0.38          0.38       27
  13       0.38        0.38          0.38       28
  14       0.38        0.38          0.38       29
  15       0.36        0.38          0.38       30
  16       0.38        0.39          0.38       31
  17       0.39        0.40          0.38       32
  18       0.39        0.40          0.40       33
  19       0.40        0.41          0.42       34
  20       0.40        0.42          0.45       35
  21       0.42        0.45          0.49       36
  22       0.46        0.49          0.53       37
  23       0.49        0.53          0.58       38
  24       0.54        0.58          0.64       39
  25       0.59        0.64          0.70       40
  26       0.65        0.71          0.78       41
  27       0.71        0.78          0.86       42
  26       0.78        0.86          0.96       43
  29       0.87        0.95          1.06       44
  30       0.96        1.06          1.17       45
  31       1.06        1.18          1.30       46
  32       1.18        1.31          1.44       47
  33       1.30        1.45          1.60       48
  34       1.44        1.60          1.78       49
  35       1.59        1.77          1.96       50
  36       1.75        1.95          2.17       51
  37       1.91        2.14          2.39       52
  38       2.08        2.35          2.63       53
  39       2.28        2.58          2.88       54
  40       2.52        2.84          3.16       55
  41       2.80        3.13          3.47       56
  42       3.10        3.44          3.80       57
  43       3.44        3.78          4.16       58
  44       3.79        4.14          4.54       59
  45       4.16        4.54          4.96       60
  46       4.53        4.96          5.44       61
  47       4.91        5.39          5.96       62
  48       5.31        5.86          6.51       63
  49       5.75        6.39          7.10       64
  50       6.27        6.99          7.77       65
  51       6.82        7.64          8.54       66
  52       7.40        8.32          9.41       67
  53       8.05        9.08         10.33       68
  54       8.81        9.98         11.34       69
  55       9.72       11.05         12.51       70
  56      10.71       12.23         13.91       71
  57      11.77       13.48         15.52       72
  58      12.98       14.92         17.28       73
  59      14.44       16.66         19.23       74
  60      16.27       18.81         21.52       75
  61      18.35       21.27         24.31       76
  62      20.62       23.96         27.63       77
  63      23.24       27.05         31.39       78
  64      28.35       30.68         35.59       79
  65      30.12       35.03         40.37       80
  66      34.64       40.07         45.87       81
  67      39.79       45.71         52.11       82
  68      45.46       51.95         59.01       83
  69      51.48       56.83         66.59       84
  70      57.73       66.35         75.59       85
  71      63.98       74.51         86.39       86
  72      70.32       83.29         98.35       87
  73      77.08       92.71        111.01       88
  74      84.61      102.79        123.87       89
  75      93.24      113.54        136.66       90
  76     104.71      126.30        149.51       91
  77     116.18      139.05        162.61       92
  78     127.65      151.81        176.05       93
  79     139.12      164.56        189.90       94
  80     150.59      177.32        204.04       95
                                   218.50       96
                                   233.50       97
                                   249.04       98
                                   265.12       99

Duration
 Issue
  Age    1        2        3        4        5       6        7        8        9        10       11        12        13
   0     1.57     0.62     0.56     0.50     0.45     0.41    0.37     0.34     0.36     0.36     0.39      0.43      0.49
   1     1.41     0.54     0.48     0.43     0.37     0.41    0.32     0.29     0.32     0.33     0.38      0.42      0.47
   2     1.15     0.48     0.42     0.38     0.34     0.40    0.31     0.31     0.35     0.39     0.45      0.47      0.51
   3     0.86     0.44     0.38     0.36     0.33     0.40    0.34     0.37     0.41     0.48     0.55      0.56      0.59
   4     0.59     0.41     0.36     0.36     0.34     0.39    0.39     0.43     0.49     0.57     0.65      0.65      0.66
   5     0.41     0.40     0.35     0.37     0.35     0.39    0.43     0.48     0.54     0.63     0.71      0.71      0.71
   6     0.40     0.39     0.35     0.38     0.39     0.44    0.47     0.53     0.58     0.67     0.71      0.71      0.71
   7     0.40     0.40     0.37     0.41     0.45     0.51    0.54     0.58     0.62     0.69     0.71      0.71      0.71
   8     0.39     0.40     0.40     0.45     0.52     0.60    0.60     0.63     0.66     0.70     0.70      0.71      0.71
   9     0.39     0.41     0.44     0.50     0.58     0.66    0.65     0.67     0.68     0.70     0.70      0.71      0.71
  10     0.39     0.42     0.47     0.53     0.62     0.70    0.66     0.67     0.68     0.71     0.69      0.70      0.71
  11     0.39     0.45     0.50     0.55     0.62     0.69    0.67     0.67     0.67     0.69     0.69      0.70      0.71
  12     0.40     0.51     0.54     0.57     0.62     0.65    0.63     0.63     0.63     0.65     0.67      0.69      0.71
  13     0.41     0.57     0.57     0.58     0.60     0.60    0.58     0.58     0.58     0.61     0.65      0.69      0.71
  14     0.42     0.62     0.60     0.58     0.57     0.55    0.53     0.53     0.53     0.57     0.63      0.68      0.70
  15     0.42     0.64     0.60     0.58     0.55     0.51    0.50     0.50     0.50     0.55     0.62      0.67      0.71
  16     0.43     0.64     0.60     0.57     0.53     0.49    0.49     0.49     0.50     0.55     0.62      0.67      0.71
  17     0.42     0.61     0.58     0.54     0.50     0.46    0.49     0.49     0.50     0.55     0.62      0.67      0.72
  18     0.40     0.58     0.54     0.50     0.48     0.45    0.48     0.48     0.51     0.55     0.62      0.67      0.72
  19     0.38     0.54     0.51     0.47     0.46     0.44    0.47     0.48     0.51     0.55     0.62      0.67      0.73
  20     0.37     0.50     0.48     0.45     0.45     0.44    0.48     0.47     0.51     0.55     0.62      0.67      0.74
  21     0.36     0.46     0.46     0.45     0.45     0.45    0.48     0.50     0.55     0.59     0.66      0.72      0.80
  22     0.34     0.41     0.43     0.45     0.46     0.47    0.51     0.54     0.59     0.65     0.72      0.79      0.88
  23     0.33     0.36     0.41     0.45     0.47     0.50    0.54     0.58     0.65     0.71     0.78      0.88      0.98
  24     0.31     0.31     0.39     0.45     0.49     0.53    0.58     0.64     0.72     0.79     0.86      0.97      1.09
  25     0.31     0.29     0.39     0.45     0.51     0.56    0.62     0.69     0.78     0.86     0.94      1.06      1.20
  26     0.31     0.29     0.39     0.46     0.53     0.59    0.66     0.74     0.84     0.93     1.02      1.14      1.31
  27     0.31     0.29     0.39     0.47     0.55     0.62    0.71     0.80     0.90     1.00     1.10      1.22      1.41
  28     0.31     0.31     0.41     0.48     0.58     0.66    0.76     0.86     0.97     1.08     1.18      1.31      1.53
  29     0.31     0.33     0.43     0.51     0.62     0.71    0.82     0.93     1.05     1.17     1.29      1.43      1.68
  30     0.31     0.37     0.47     0.56     0.67     0.77    0.89     1.01     1.15     1.29     1.43      1.58      1.86
  31     0.34     0.41     0.53     0.63     0.75     0.86    0.98     1.11     1.27     1.43     1.59      1.76      2.07
  32     0.38     0.47     0.60     0.72     0.84     0.96    1.08     1.23     1.40     1.58     1.76      1.97      2.31
  33     0.43     0.53     0.68     0.83     0.95     1.08    1.20     1.35     1.55     1.76     1.96      2.21      2.58
  34     0.50     0.60     0.77     0.94     1.06     1.19    1.31     1.49     1.71     1.96     2.20      2.49      2.89
  35     0.57     0.68     0.86     1.04     1.16     1.30    1.43     1.63     1.89     2.20     2.50      2.83      3.25
  36     0.66     0.77     0.95     1.13     1.25     1.38    1.53     1.76     2.06     2.46     2.86      3.22      3.67
  37     0.77     0.87     1.05     1.22     1.33     1.44    1.60     1.87     2.23     2.75     3.26      3.67      4.14
  38     0.88     0.98     1.15     1.31     1.41     1.50    1.69     2.00     2.43     3.07     3.71      4.16      4.65
  39     1.00     1.08     1.25     1.42     1.52     1.61    1.83     2.18     2.68     3.43     4.19      4.68      5.20
  40     1.10     1.18     1.36     1.54     1.67     1.78    2.05     2.45     3.01     3.85     4.70      5.23      5.78
  41     1.19     1.27     1.46     1.68     1.86     2.03    2.37     2.84     3.46     4.35     5.25      5.82      6.4!
  42     1.27     1.34     1.56     1.82     2.08     2.34    2.77     3.31     4.00     4.93     5.84      6.47      7.09
  43     1.34     1.42     1.67     1.98     2.33     2.69    3.22     3.84     4.59     5.54     6.46      7.13      7.80
  44     1.42     1.50     1.79     2.17     2.60     3.07    3.69     4.39     5.18     6.15     7.06      7.79      8.50
  45     1.50     1.59     1.94     2.38     2.89     3.45    4.14     4.90     5.74     6.72     7.64      8.41      9.18
  46     1.58     1.69     2.11     2.62     3.21     3.86    4.61     5.41     6.29     7.26     8.19      9.00      9.83
  47     1.66     1.78     2.30     2.90     3.57     4.31    5.11     5.95     6.85     7.81     8.73      9.57     10.48
  48     1.75     1.89     2.50     3.19     3.95     4.76    5.61     6.48     7.39     8.33     9.25     10.13     11.12
  49     1.85     2.01     2.73     3.50     4.32     5.19    6.06     6.95     7.87     6.81     9.75     10.66     11.72
  50     1.96     2.15     2.97     3.82     4.66     5.55    6.42     7.33     8.27     9.23    10.20     11.17     12.30
  51     2.10     2.33     3.24     4.14     4.96     5.81    6.64     7.55     8.52     9.54    10.58     11.62     12.60
  52     2.27     2.53     3.54     4.48     5.22     5.99    6.74     7.65     8.63     9.76    10.89     12.02     13.23
  53     2.45     2.75     3.85     4.83     5.49     6.15    6.81     7.71     8.71     9.95    11.18     14.41     13.65
  54     2.61     2.95     4.17     5.20     5.78     6.35    6.93     7.82     8.85    10.18    11.51     12.83     14.13
  55     2.74     3.12     4.48     5.59     6.13     6.65    7.18     8.08     9.14    10.54    11.93     13.33     14.73
  56     2.81     3.22     4.77     6.00     6.54     7.05    7.58     8.49     9.55    10.96    12.35     13.78     15.32
  57     2.85     3.28     5.04     6.44     6.99     7.52    8.07     8.98    10.04    11.40    12.72     14.14     15.85
  58     2.87     3.32     5.32     6.89     7.48     8.05    8.63     9.56    10.61    11.94    13.20     14.62     16.53
  59     2.93     3.41     5.63     7.37     8.00     8.62    9.23    10.22    11.32    12.66    13.92     15.41     17.56
  60     3.06     3.59     5.99     7.87     8.55     9.23    9.92    10.98    12.19    13.63    15.03     16.70     19.13
  61     3.28     3.86     6.40     8.40     9.14     9.89   10.64    11.85    13.26    14.91    16.61     18.60     21.34
  62     3.56     4.21     6.84     8.94     9.77    10.60   11.42    12.84    14.50    16.45    18.55     20.98     24.04
  63     3.88     4.60     7.32     9.52    10.43    11.36   12.25    13.90    15.87    18.17    20.75     23.69     27.11
  64     4.22     5.02     7.83    10.11    11.11    12.13   13.11    15.00    17.30    19.98    23.09     26.57     30.42
  65     4.55     5.47     8.36    10.73    11.61    12.90   13.97    16.11    18.73    21.81    25.44     29.46     33.84
  66     4.85     5.90     8.89    11.35    12.47    13.57   14.70    17.07    20.01    23.49    27.69     32.27     37.26
  67     5.15     6.34     9.44    11.97    13.09    14.16   15.32    17.90    21.17    25.08    29.90     35.11     40.77
  68     5.46     6.81    10.01    12.62    13.76    14.82   16.02    18.85    22.46    26.82    32.28     38.12     44.52
  69     5.82     7.38    10.66    13.35    14.56    15.67   17.02    20.13    24.11    28.95    35.01     41.43     48.67
  70     6.26     8.09    11.39    14.17    15.59    16.89   13.54    22.00    26.38    31.72    38.28     45.20     53.37
  71     6.77     8.92    12.21    15.09    16.84    18.46   20.55    24.42    29.22    35.08    42.04     49.35     58.52
  72     7.35     9.85    13.10    16.10    18.25    20.29   22.91    27.23    32.48    38.86    46.16     53.79     64.01
  73     7.98    10.89    14.07    17.18    19.83    22.38   25.66    30.48    36.20    43.14    50.72     58.62     70.00
  74     8.67    12.06    15.12    18.34    21.57    24.72   28.80    34.20    40.45    48.00    55.82     63.96     76.65
  75     9.43    13.39    16.25    19.59    23.46    27.32   32.38    38.45    45.27    53.50    61.54     69.91     84.11
  76    10.39    15.14    17.64    21.09    25.83    30.69   37.21    44.20    51.75    60.85    69.02     77.55     93.80
  77    11.34    16.90    19.02    22.59    28.20    34.07   42.05    49.95    58.24    68.19    76.50     85.20    103.49
  78    12.30    18.65    20.41    24.09    30.57    37.44   46.88    55.70    64.72    75.54    83.98     92.34    113.18
  79    13.25    20.41    21.80    25.58    32.93    40.82   51.72    61.45    71.20    82.89    91.45    100.48    122.87
  80    14.21    22.16    23.18    27.08    35.30    44.19   56.55    67.20    77.69    90.23    98.93    108.13    132.56

Duration/
 Issue                                       Attained
  Age     14          15          Ultimate      Age
   0      0.54        0.64          0.71        15
   1      0.52        0.60          0.71        16
   2      0.55        0.61          0.71        17
   3      0.61        0.65          0.71        18
   4      0.67        0.69          0.71        19
   5      0.71        0.71          0.71        20
   6      0.71        0.71          0.71        21
   7      0.71        0.71          0.71        22
   8      0.71        0.71          0.71        23
   9      0.71        0.71          0.71        24
  10      0.71        0.71          0.71        25
  11      0.71        0.71          0.71        26
  12      0.71        0.71          0.71        27
  13      0.71        0.71          0.71        28
  14      0.70        0.71          0.71        29
  15      0.71        0.71          0.71        30
  16      0.71        0.73          0.71        31
  17      0.72        0.75          0.74        32
  18      0.74        0.78          0.82        33
  19      0.77        0.83          0.90        34
  20      0.82        0.90          1.00        35
  21      0.90        1.00          1.12        36
  22      0.99        1.11          1.26        37
  23      1.10        1.24          1.40        38
  24      1.23        1.39          1.56        39
  25      1.36        1.55          1.74        40
  26      1.49        1.72          1.94        41
  27      1.63        1.89          2.16        42
  28      1.78        2.08          2.40        43
  29      1.96        2.29          2.66        44
  30      2.17        2.54          2.95        45
  31      2.41        2.81          3.26        46
  32      2.68        3.11          3.60        47
  33      2.98        3.43          3.96        48
  34      3.32        3.80          4.34        49
  35      3.71        4.22          4.76        50
  36      4.16        4.70          5.23        51
  37      4.65        5.22          5.78        52
  38      5.19        5.79          6.38        53
  39      5.77        6.40          7.04        54
  40      6.38        7.04          7.75        55
  41      7.04        7.74          8.48        56
  42      7.76        8.48          9.23        57
  43      8.51        9.26         10.03        58
  44      9.26       10.06         10.86        59
  45      9.99       10.84         11.70        60
  46     10.71       11.63         12.56        61
  47     11.44       12.45         13.45        62
  48     12.16       13.26         14.37        63
  49     12.85       14.04         15.32        64
  50     13.30       14.76         16.25        65
  51     14.03       15.32         17.10        66
  52     14.47       15.75         17.76        67
  53     14.90       16.18         18.13        68
  54     15.43       16.76         18.39        69
  55     16.16       17.64         18.84        70
  56     16.97       18.72         19.78        71
  57     17.78       19.90         21.41        72
  58     18.79       21.33         23.63        73
  59     20.16       23.14         26.30        74
  60     22.08       25.46         29.38        75
  61     24.60       28.30         32.81        76
  62     27.60       31.57         36.32        77
  63     30.99       35.26         40.48        78
  64     34.70       39.36         44.79        79
  65     38.64       43.87         49.55        80
  66     42.65       43.60         54.91        81
  67     46.77       53.56         60.91        82
  68     51.27       59.02         67.43        83
  69     56.37       65.25         74.51        84
  70     62.32       72.50         83.43        85
  71     68.97       80.88         94.84        86
  72     76.15       90.22        107.64        87
  73     84.09      100.36        120.98        88
  74     93.03      111.15        133.98        89
  75    103.20      122.45        146.00        90
  76    116.74      135.45        157.10        91
  77    130.23      148.46        167.85        92
  78    143.82      161.46        178.87        93
  79    157.36      174.46        190.75        94
  80    170.90      187.47        204.04        95
                                  218.50        96
                                  233.50        97
                                  249.04        98
                                  265.12        99

                          PROFIT NUMBER REQUEST/UPDATE

CCN: 2904          COMPANY NAME:        USAA                         STATE: TX
     ----                       -----------------------------------        -----

REQUESTED BY:  TWIS                                  DATE:   8-14-98
              ---------------------------------           -------------

-----------------------------------------------------------------------------------------
          PLAN ID    PLANS/SMOKING
AGMT.      /ACCT        STATUS       EFF.
 NO.        NO.       /COMPOSITE     DATE     PVP    PVRXP-E    ROI%    INV.    PVE    VA
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
                        VUL         6/1/98   1.22    13.88     13.8    1.49     .21  .25
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

10/96

                              ARBITRATION SCHEDULE
                         (Effective as of June 1, 1998)
                                       to
                              Agreement Number 24

To initiate arbitration, either USAA or Lincoln agrees to notify the other party in writing of its desire to arbitrate, stating the nature of its dispute and the remedy sought. The party to which the notice is sent agrees to respond in writing to the notification within ten (10) days of its receipt.

The arbitration hearing shall be held before a panel of three (3) arbitrators, each of whom must be a present or former officer of a life insurance company. An arbitrator may not be a present or former officer, attorney or consultant of USAA or Lincoln, or either's affiliates.

USAA and Lincoln agree to each name five (5) candidates to serve as an arbitrator. Each agree to choose one (1) candidate from the other's list, and these two (2) candidates shall serve as the first two (2) arbitrators. If one
(1) or more candidates so chosen decline to serve as an arbitrator, the party that named the candidate shall add an additional candidate to its list, and the other party agrees to again choose one (1) candidate from the list. This process shall continue until two (2) arbitrators have been chosen and have accepted. USAA and Lincoln agree to present their initial lists of five (5) candidates by written notification to the other party within twenty-five (25) days of the date of the mailing of the notification initiating the arbitration. Any subsequent additions to the list which are required shall be presented within ten (10) days of the date the naming party receives notice that a candidate who has been chosen declines to serve.

The two (2) arbitrators shall select the third arbitrator from the eight (8) candidates remaining on the lists of USAA and Lincoln within fourteen (14) days of the acceptance of their positions as arbitrators. If the two (2) arbitrators cannot agree on the choice of a third, then this choice shall be referred back to USAA and Lincoln. USAA and Lincoln agree to take turns striking the names of the remaining candidates from the initial eight (8) candidates until only one
(1) candidate remains. If the candidate so chosen shall decline to serve as the third arbitrator, the candidate whose name was stricken last shall be nominated as third arbitrator. This process shall continue until a candidate has been chosen and accepted. This candidate shall serve as the third arbitrator. The first turn at striking the name of a candidate shall belong to the party that is responding to the other party's initiation of arbitration. Once chosen, the arbitrators are empowered to decide all substantive and procedural issues by a majority of votes.

It is agreed that each of the three (3) arbitrators should be impartial regarding the dispute and should resolve the dispute on the basis described in the "Arbitration" article. At no time shall either USAA or Lincoln contact or otherwise communicate with any person who is to be or has been designated as a candidate to serve as an arbitrator concerning the dispute, except upon the basis of jointly drafted communications provided by both USAA and Lincoln to inform those candidates actually chosen as arbitrators of the nature and facts of the dispute. Likewise, any written or oral arguments provided to the arbitrators concerning the dispute shall be coordinated with the other party and shall be provided simultaneously to the other party or shall take place in the presence of the other party. Further, at no time shall any arbitrator be informed that he or she has been named or chosen by one party or the other.

The arbitration hearing shall be held on the date and in the location set by the arbitrators. In no event shall this date be later than six (6) months after the appointment of the third arbitrator. As soon as possible, the arbitrators shall establish prearbitration procedures as warranted by the facts and issues of the particular case. At least ten (10) days prior to the arbitration hearing, each party agrees to provide the other party and the arbitrators with a detailed statement of the facts and arguments it will present at the arbitration hearing. The arbitrators may consider any relevant evidence and agree to give the evidence such weight as they deem appropriate after consideration of any objections raised concerning it. The party initiating the arbitration shall have the burden of proving its case by a preponderance of the evidence. Each party may examine any witnesses who testify at the arbitration hearing. Within twenty
(20) days after the end of the arbitration hearing, the arbitrators shall issue a written decision that sets forth their findings and any award to be paid as a result of the arbitration, except that the arbitrators may not award punitive or exemplary damages. In their decision, the arbitrators shall apportion the costs of arbitration, which shall include, but not be limited to, their own fees and expenses.

                       ACCIDENTAL DEATH BENEFIT ADDENDUM
                         (Effective as of June 1, 1998)
                                       to
                              Agreement Number 24

The provisions of the Agreement shall apply in all respects to reinsurance of Accidental Death Benefits provided by the Policies except as otherwise set forth in this Addendum.

This Addendum is referred to as "ADB" in the "Applicable Addendum" column of the POLICIES REINSURED section of the Life Benefits Schedule.

                                1.  DEFINITIONS

    1.1. ADB - life insurance provided by the Policies which is payable in the event of the accidental death of the insured.

    1.2. ADB Reinsurance Amount - the face amount of ADB provided by a Policy less USAA's ADB Retention.

                              2. REINSURANCE TERMS

    2.1. USAA agrees to cede, and Lincoln agrees to accept, the ADB Reinsurance Amount as Automatic Reinsurance if

            2.1.1.  USAA retains the following amounts of ADB on a life:

                                       $0

            2.1.2. the sum of ADB issued by USAA then in force on the insured life and the amount of ADB then being applied for from USAA does not exceed the sum of USAA's ADB Retention and the following amounts:

 Ages       Standard-Table F        Over Table F
 ----       ----------------        ------------
 0-70           $100,000                None
Over 70           None                  None

            2.1.3. the sum of the amount of ADB then in force on the insured life in all companies and the amount of ADB then being applied for on the insured life from all companies does not exceed the following amounts:

Ages    Standard-Table F
----    ----------------
0-70       $150,000

    2.2. Notwithstanding paragraph 2.1, ADB shall not be ceded if the ADB Reinsurance Amount at issue is less than five hundred dollars ($500).

    2.3. USAA agrees to place ADB reinsurance into effect by following the procedures for placing life reinsurance into effect as set forth in the Administrative Schedule of the Agreement.

    2.4. Reinsurance of ADB shall be yearly renewal term reinsurance. ADB reinsurance premiums shall equal the ADB Reinsurance Amount times the appropriate rate shown below.

Based on the classification of the occupational manual of USAA:

Classification      First Year      Renewal
--------------      ----------      -------
Standard              $ .25          $ .90
1 1/2 x Standard        .40           1.25
2 x Standard            .50           1.60
3 x Standard            .75           2.35
5 x Standard           1.25           3.80

Reinsurance premiums are payable with the same frequency as, and due with, the associated life reinsurance premium. ADB reinsurance premiums shall be due even if a Policy is subject to a waiver of premium claim.

    2.5. Lincoln shall pay the ADB Reinsurance Amount of all ADB claims incurred during the term of this Addendum. Claims shall be reported and paid as incurred.

    2.6. USAA may increase its ADB Retention, and elect to recapture reinsurance of in force ADB, in accordance with the procedures set forth in the Agreement.

    2.7. Either USAA or Lincoln may terminate this Addendum for new ADB reinsurance by giving ninety (90) days' advance written notice to the other party.

                           INCREASING POLICY ADDENDUM
                         (Effective as of June 1, 1998)
                                       to
                              Agreement Number 24

The provisions of the Agreement shall apply in all respects to reinsurance of an Increasing Policy except as otherwise set forth in this Addendum.

This Addendum is referred to as "IP" in the "Applicable Addendum" column of the POLICIES REINSURED section of the Life Benefits Schedule.

                                 1. DEFINITIONS

    1.1. Increasing Policy - a Policy, including any attached riders or endorsements, that provides an increasing death benefit where the increases are not subject to USAA's underwriting approval.

    1.2. Maximum Amount - three hundred fifty percent (350%) of the Reinsurance Amount.

                            2. TERMS OF REINSURANCE

    2.1. USAA's Retention for Increasing Policies shall be set forth in the Life Benefits Schedule.

    2.2. Lincoln agrees to automatically accept Lincoln's Proportionate Share of all increases on the Increasing Policy up to, but not to exceed, the Maximum Amount.

    2.3. For purposes of changes in Retention, increases in an increasing Policy's Net Amount at Risk shall be considered issued on the issue date of the original Policy.

                                  AMENDMENT

           to the Yearly Renewable Term Agreement (the "Agreement")
                        effective June 1, 1998, between

              USAA LIFE INSURANCE COMPANY of San Antonio, Texas,

                    hereinafter referred to as the "USAA,"

                                     and

      THE LINCOLN NATIONAL LIFE INSURANCE COMPANY of Fort Wayne, Indiana,

                     hereinafter referred to as "Lincoln."

     1. Effective the first day of June, 1998, the Life Benefits Schedule under the Agreement shall be replaced with the Life Benefits Schedule, attached hereto.

     2. Effective the first day of June, 1998, the Waiver of Premium Benefit Addendum attached hereto, shall be added to the Agreement.

     3. The provisions of this amendment shall be subject to all the terms and conditions of the Agreement which do not conflict with the terms hereof.

     IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

USAA LIFE INSURANCE COMPANY

Signed at  /s/ SAN ANTONIO, TX.
          ----------------------------

By     /s/                               By     /s/
   -----------------------------------      -----------------------------------

Title  AVP ACTUARY                       Title  VP
      --------------------------------         --------------------------------

Date   1/6/99                            Date   1/7/99
     ---------------------------------        ---------------------------------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Signed at Fort Wayne, Indiana

By     /s/                               By     /s/
   -----------------------------------      -----------------------------------
            Vice President                          Assistant Secretary

Date      December 16, 1998              Date           12-15-98
     ---------------------------------        ---------------------------------

                            LIFE BENEFITS SCHEDULE
                        (Effective as of June 1, 1998)
                                      to
                              Agreement Number 24

POLICIES REINSURED: USAA agrees to cede reinsurance in the listed percentages of Policies issued on the following Policy forms with issue dates from and until the dates listed below to insureds having surnames beginning with the letters of the alphabet shown. Any Addenda referred to in the last column shall also be applicable to reinsurance of the Policy.

                     Percent of
                     Reinsurance            Policy Issue          Alpha      Applicable
  Policy Form      Ceded to Lincoln       Dates From/Until        Split        Addenda
  -----------      ----------------       ----------------        -----      ----------
Variable Universal
Life(VUL)                10%                 06-01-98/--           A-Z      ADB, IP, WP

RETENTION: USAA agrees to hold ten percent (10%) of each Policy face amount not to exceed the Retention limit below at its own risk on a life without the benefit of proportional reinsurance. In calculating its Retention, amounts retained by USAA on other individual life insurance policies in force as of the issue date of the Policy shall be taken into account.

      Non-Military Lives
      ------------------

Ages              Standard-Table P
----              ----------------
All                   $600,000

           Military Lives
           --------------

    Rank              Standard-Substandard
    ----              --------------------
  WO - 0-3                 $250,000
0-4 and Above               350,000

     Enlisted Military Personnel
           on Active Duty
     ---------------------------

All              $50,000

AUTOMATIC LIMITS: To bind Automatic Reinsurance, the maximum amount of life insurance in force with USAA on a single life, or in the case of individual life insurance with increasing death benefits, the Ultimate Amounts, plus all amounts applied for from USAA on that life, or in the case of individual life insurance with increasing death benefits, the Ultimate Amounts, may not exceed the sum of the Retention on the life plus the following amounts.

          Enlisted Military Personnel
          ---------------------------

             Standard-Table P          Over Table P
                Flat Extras             Flat Extras
 Ages            $0-$10.00               $0-$10.00
 ----        ----------------          ------------
 0-75            $200,000                  None
Over 75            None                    None

                  All Other Plans
                  ---------------

             Standard-Table P          Over Table P
                Flat Extras             Flat Extras
 Ages            $0-$10.00               $0-$10.00
 ----        ----------------          ------------
 0-75            $6,600,000                None
Over 75             None                   None

PARTICIPATION LIMITS: To bind Automatic Reinsurance, the sum of (1) the maximum amount of individual life insurance in force on the insured in all companies or, in the case of individual life insurance with increasing death benefits, the Ultimate Amounts, as of the Policy Date of a Policy and (2) the amount then being applied for by all companies, or in the case of individual life insurance with increasing death benefits, the Ultimate Amounts, on the insured, may not exceed the following amounts.

Ages           Standard-Table P
----           ----------------
0-75              $25,000,000

                      WAIVER OF PREMIUM BENEFIT ADDENDUM
                        (Effective as of June 1, 1998)
                                     to
                             Agreement Number 24

The provisions of the Agreement shall apply in all respects to reinsurance of the Waiver of Premium Benefit provided by the Policies except as otherwise set forth in this Addendum.

This Addendum is referred to as "WP" in the "Applicable Addendum" column of the POLICIES REINSURED section of the Life Benefits Schedule.

                               1. DEFINITIONS

    1.1.  Lincoln's Proportionate Share - 10% of Waiver of Premium Reinsured.

    1.2. Policy Premiums - the insurance premiums, cost of insurance rates or other specified amounts due for the life insurance benefit of a Policy.

    1.3. Waiver of Premium Benefit - a benefit provided pursuant to a Policy wherein USAA agrees to relinquish its right to Policy Premiums in the event of the Policyowner's disability until such disability is ended.

                            2. REINSURANCE TERMS

    2.1. USAA agrees to cede, and Lincoln agrees to accept, Lincoln's Proportionate Share of the Waiver of Premium Benefit if the following conditions are met:

         2.1.1. USAA retains the following amounts of Waiver of Premium Benefit on a life:

Ages           Standard-Substandard
----           --------------------
15-55          $600,000 Face Amount

         2.1.2. The sum of Waiver of Premium Benefit issued by USAA then in force on the insured life and the amount of Waiver of Premium Benefit then being applied for from USAA does not exceed the sum of USAA's Waiver of Premium Retention and the following amounts:

Ages              Standard-Table F
----              ----------------
  0-44                 $3,000,000
 45-65                  1,500,000
Over 65                   None

         2.1.3. The sum of the amount of Waiver of Premium Benefit then in force on the insured life in all companies and the amount of Waiver of Premium Benefit then being applied for on the insured life from all companies does not exceed the following amounts:

Ages              Standard-Table F
----              ----------------
 0-65                  $5,000,000
Over 65                   None

    2.2. USAA agrees to place Waiver of Premium reinsurance into effect by following the procedures for placing life reinsurance into effect as set forth in the Administrative Schedule of the Agreement.

    2.3. Waiver of Premium Benefits shall be coinsured with Lincoln. Reinsurance shall follow the forms of USAA. USAA agrees to pay Lincoln reinsurance premiums for Waiver of Premium reinsurance equal to Lincoln's Proportionate Share of the appropriate premium rates as attached to the Premium Schedule less an allowance of

            Twenty-five percent (25%) of such premium in all years.

Waiver of Premium reinsurance premiums are payable with the same frequency as, and due with, the associated life reinsurance premium. Waiver of Premium reinsurance premiums shall not be due while a Waiver of Premium Benefit is being paid. However, while a Waiver of Premium Benefit is being paid, USAA agrees to continue to pay Lincoln premiums for reinsurance of other benefits provided by the Policy in accordance with the Agreement or applicable addenda.

    2.4. USAA agrees to give Lincoln prompt notice of any Waiver of Premium claim, and upon request, agrees to provide proof of the insured person's continuing disability. Lincoln's reinsurance liability for Waiver of Premium claims shall equal Lincoln's Proportionate Share of Policy Premiums waived by USAA under the Policy. USAA agrees to notify Lincoln upon the termination of a Waiver of Premium claim and agrees to resume paying Waiver of Premium reinsurance premiums starting with the beginning of the first month following the date the person is no longer eligible for such Waiver of Premium Benefit.

    2.5. USAA may elect to recapture reinsurance of in force Waiver of Premium reinsurance in accordance with the procedures set forth in the Agreement. If USAA elects to recapture such reinsurance but an insured person is subject to a Waiver of Premium claim when an increase of its Waiver of Premium Retention would otherwise become effective, Waiver of Premium reinsurance shall remain at the current Retention until the Policy returns to a premium-paying status. After such time, the intended recapture shall occur.

                       VARIABLE UNIVERSAL LIFE INSURANCE
                       WAIVER OF MONTHLY DEDUCTION (WMD)

                                MALE / FEMALE
                             NON-SMOKER / SMOKER

----------------------------------------------------------------------------------------
 AGE     COST PER $1.00 MONTHLY DEDUCTION      AGE     COST PER $1.00 MONTHLY DEDUCTION
----------------------------------------------------------------------------------------
 15                 0.050                      40                  0.082
 16                 0.050                      41                  0.087
 17                 0.050                      42                  0.092
 18                 0.050                      43                  0.097
 19                 0.050                      44                  0.103

 20                 0.050                      45                  0.109
 21                 0.050                      46                  0.118
 22                 0.050                      47                  0.128
 23                 0.050                      48                  0.138
 24                 0.050                      49                  0.149

 25                 0.050                      50                  0.161
 26                 0.050                      51                  0.173
 27                 0.050                      52                  0.186
 28                 0.050                      53                  0.199
 29                 0.050                      54                  0.213

 30                 0.050                      55                  0.227
 31                 0.053                      56                  0.240
 32                 0.056                      57                  0.253
 33                 0.059                      58                  0.265
 34                 0.062                      59                  0.277

 35                 0.066
 36                 0.069
 37                 0.072
 38                 0.075
 39                 0.078
----------------------------------------------------------------------------------------

                          Waiver of Monthly Deduction

[LOGO OF USAA](R)       USAA LIFE INSURANCE COMPANY   CCN 2904
                        --------------------------------------------------------

November 27, 2000

Jerry L. Walth
Second Vice President
Lincoln National Reinsurance
4965 Preston Park Boulevard
Suite250
Plano, TX 75093

Dear Jerry:

In an effort to continually improve and streamline our self-administration reinsurance process, USAA has developed a standard waiver of premium claim form and income replacement claim form (see attachments). The two forms, waiver of premium and income replacement, are similar in content, wording, and overall design to the death claim form, which you have reviewed. For your convenience, I have included the death claim form and the approval letter, dated 7-25-2000, as attachments too.

If you agree with the design and scope of the waiver of premium and income replacement claim forms, please sign and date in the spaces indicated below and return the duplicated copy to my attention. Thank you for your assistance on this matter.

USAA Life Insurance Company         THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                                 FORT WAYNE, INDIANA

   /s/ Allen R. Pierce,                            /s/ Jay Biehl,
------------------------------            ------------------------------
       Signature                                     Signature

Allen R. Pierce, VP Actuary               Jay Biehl, Vice President
------------------------------            ------------------------------
        Name & Title                              Name & Title

      November 27, 2000                             3/23/01
------------------------------            ------------------------------
            Date                                     Date

                                                 ATTEST: /s/
                                                        ------------------------
                                                          Assistant Secretary

      9800 Fredericksburg Road San Antonio, Texas 78288  1-800-531-8000
                         In San Antonio 498-8000
                                                                      31710-0198
                                                                      ----------

[LOGO OF USAA](R)       USAA LIFE INSURANCE COMPANY
                        USAA LIFE INSURANCE COMPANY OF NEW YORK

                   REINSURANCE WAIVER OF PREMIUM CLAIM FORM
                   ----------------------------------------
--------------------------------------------------------------------------------
                                 I. CLAIM DATA
--------------------------------------------------------------------------------
 REINSURANCE COMPANY: Lincoln National LIC                     STATUS
                      --------------------
 INSURED: ________________________________________  [ ]  INCONTESTABLE
 DATE OF BIRTH: __________________________________  [ ]  CONTESTABLE
 DATE OF DISABILITY: _____________________________  [ ]  UNDER INVESTIGATION
 CAUSE OF DISABILITY: ____________________________  [ ]  SETTLED
 DATE BENEFITS EXPIRE:____________________________
 CLAIM TYPE:          [ ] ACCIDENT  [ ] SICKNESS

 DIAGNOSIS:
--------------------------------------------------------------------------------
                               II. NOTIFICATION
--------------------------------------------------------------------------------
 [ ] PRELIMINARY   [ ] PERIODIC   [ ] NOTIFICATION OF CONTEST/   [ ] REQUEST FOR
     NOTICE            REVIEW         COMPROMISE/*LITIGATION         PAYMENT
--------------------------------------------------------------------------------
           POLICIES ISSUED AS A RESULT OF EXCHANGE OR REPLACEMENT OF OTHER
                        USAA LIFE INSURANCE COVERAGE:
 [ ] YES  IF YES, PLEASE PROVIDE THE FOLLOWING INFORMATION:  ORIGINAL
          POLICY DATE:  ORIGINAL $:
 [ ] NO   POLICY #s:                 POLICY #s:             POLICY #s:
--------------------------------------------------------------------------------
 *This claim form is notification of USAA's intention to contest, compromise, or litigate a claim in accordance with the treaty terms. Unless Reinsurer notifies USAA Life, in writing, that it declines to be a party to such action. Reinsurer will pay its share of any settlement up to the maximum that would have been payable under the specific policy plus its share of specific expenses and damages, if any, in connection with the contest, compromise, or litigation. For incontestable claims, we will process all requirements and proceed with claim payment unless notified otherwise as specified in the provision of the Reinsurance Treaty.
--------------------------------------------------------------------------------

 POLICY NUMBER   DATE OF   FACE AMOUNT    DATE OF    REINSTATEMENT   AMOUNT OF
                  ISSUE                 TERMINATION      DATE       REINSURANCE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             Total Issued:            Amount reinsured w/Reinsurer:
--------------------------------------------------------------------------------
          Less Terminated:               Amount w/other Reinsurers:
--------------------------------------------------------------------------------
                                                    USAA Retention:
--------------------------------------------------------------------------------
          Amount in Force:                                   TOTAL:
--------------------------------------------------------------------------------
                  III. FINAL DISPOSITION/REQUEST FOR PAYMENT
--------------------------------------------------------------------------------
 [ ] Claim has been     [ ] Temporary WP benefit            [ ] Permanent WP
     approved               approved to       _____ (date)      benefit approved
 [ ] Claim Denied       [ ] WP benefits ceased - contract
                            provision         _____ (date)
 [ ]  Policy Rescinded  [ ] WP continuance approved to  _______ (date)
--------------------------------------------------------------------------------
     Policy Number             Annual Premium Amount         Reinsured Amount
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                              Sub Total:
                           -----------------------------------------------------
                                  Investigation Expense:
                           -----------------------------------------------------
                                          Legal Expense:
                           -----------------------------------------------------
                                        TOTAL REQUESTED:
--------------------------------------------------------------------------------
 COMMENTS:
--------------------------------------------------------------------------------
INCONTESTABLE CLAIMS REQUIREMENTS:       CONTESTABLE CLAIMS REQUIREMENTS:
----------------------------------       --------------------------------
-Complete this form & attach proof   IF CEDED FACULTATIVELY:
of disability                        -Attach proof of disability, complete this
                                     form & investigation reports
                                     IF CEDED AUTOMATICALLY:
                                     -Attach proof of disability, complete this
                                     form, investigation reports & underwriting
                                     papers
--------------------------------------------------------------------------------

Date:                             Ceding Company Name: USAA                               Wire Information:
Completed By: Cheryl Moczygemba                                                           --------------------
              -----------------               Address: Attn: Reinsurance Dept., F-2-E     Nations Bank, Dallas
                                                       ------------------------------     --------------------
                                                       9800 Fredericksburg Rd.            ABA #111000025
Title:        Reinsurance Specialist                   -----------------------            --------------
              ----------------------                   San Antonio, TX 78288-0338         Account#7110373357
                                                       --------------------------         ------------------
Phone#:       210-498-9248                                                                Account Name - USAA LIFE
              ------------                                                                ------------------------
Fax#:         210-498-0338
              ------------

-------------------------------------------------------------------------------------------------------------------

[LOGO OF USAA](R)       USAA LIFE INSURANCE COMPANY
                        USAA LIFE INSURANCE COMPANY OF NEW YORK

                         REINSURANCE DEATH CLAIM FORM
                         ----------------------------
--------------------------------------------------------------------------------
                                I. CLAIM DATA
--------------------------------------------------------------------------------
REINSURANCE COMPANY: Lincoln National LIC STATUS -------------------- INSURED:
________________________________________ [ ] INCONTESTABLE DATE OF BIRTH:
__________________________________ [ ] CONTESTABLE DATE OF DEATH:
__________________________________ [ ] UNDER INVESTIGATION CAUSE OF DEATH:
_________________________________ [ ] SETTLED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               II. NOTIFICATION
--------------------------------------------------------------------------------
[ ] PRELIMINARY NOTICE     [ ] NOTIFICATION OF CONTEST/ [ ] REQUEST FOR PAYMENT
    COMPROMISE/*LITIGATION
--------------------------------------------------------------------------------
           POLICIES ISSUED AS A RESULT OF CONVERSION, EXCHANGE OR REPLACEMENT
                       OF OTHER USAA LIFE INSURANCE COVERAGE:
[ ] YES  IF YES, PLEASE PROVIDE THE FOLLOWING INFORMATION: ORIGINAL
         POLICY DATE: ORIGINAL $:
[ ] NO   POLICY #s:                  POLICY #s:             POLICY #s:
--------------------------------------------------------------------------------
*This claim form is notification of USAA's intention to contest, compromise, or litigate a claim in accordance with the treaty terms. Unless Reinsurer notifies USAA Life, in writing, that it declines to be a party to such action, Reinsurer will pay its share of any settlement up to the maximum that would have been payable under the specific policy plus its share of specific expenses and damages, if any, in connection with the contest, compromise, or litigation. For incontestable claims, we will process all requirements and proceed with claim payment unless notified otherwise.
--------------------------------------------------------------------------------

 Policy Number   Date of   Face Amount    Date of    Reinstatement   Amount of
                  Issue                 Termination      Date       Reinsurance
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             Total Issued:            Amount reinsured w/Reinsurer:
--------------------------------------------------------------------------------
          Less Terminated:               Amount w/other Reinsurers:
--------------------------------------------------------------------------------
                                                    USAA Retention:
--------------------------------------------------------------------------------
          Amount in Force:                                   TOTAL:
--------------------------------------------------------------------------------
                  III. FINAL DISPOSITION/REQUEST FOR PAYMENT
--------------------------------------------------------------------------------
 [ ]Claim has been  [ ]Settlement has been sent  [ ]Claim Denied  [ ]Policy
    approved           to the beneficlary                            Rescinded
--------------------------------------------------------------------------------
   Policy Number         Reinsured Amount            Interest         Total
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                              Sub Total:
                             ---------------------------------------------------
                                  Investigation Expense:
  INTEREST PAID AT _____%    ---------------------------------------------------
  FOR_____DAYS.                           Legal Expense:
                             ---------------------------------------------------
                                        TOTAL REQUESTED:
--------------------------------------------------------------------------------
 COMMENTS:
--------------------------------------------------------------------------------
   INCONTESTABLE CLAIMS REQUIREMENTS:       CONTESTABLE CLAIMS REQUIREMENTS:
   ----------------------------------       --------------------------------
 - Complete this form & attach proof    IF CEDED FACULTATIVELY:
   of death                             -Attach proof of death, complete this
                                        form & investigation reports
                                        IF CEDED AUTOMATICALLY:
                                        -Attach proof of death, complete this
                                        form, investigation reports &
                                        underwriting papers

-----------------------------------------------------------------------------------------------------------
Date:                  Completed By: Cheryl Moczygemba       Title:    Reinsurance Specialist
                                     -----------------                 ----------------------
  Ceding Company Name: USAA                                  Phone#:   210-498-9248    Fax#: 210-498-0338
                       ----                                            ------------          ------------
              Address: Attn: Reinsurance Dept., F-2-E        Wire Information:   Nations Bank, Dallas
                       ------------------------------                            --------------------
                       9800 Fredericksburg Rd.                                   ABA #111000025
                       ----------------------                                    --------------
                       San Antonio, TX 78288-0338                                Account #7110373357
                       --------------------------                                -------------------
                                                                                 Account Name- USAA LIFE
                                                                                 -----------------------
-----------------------------------------------------------------------------------------------------------